THIRD QUARTER 2013

Supplemental Operating and Financial Data

This Supplemental Operating and Financial Data is not an offer to sell or solicitation to buy any securities of the Company. Any offers to sell or solicitations of the Company shall be made by means of a prospectus. The information in this Supplemental Package must be read in conjunction with, and is modified in its entirety by, the Quarterly Report on Form 10-Q (the “10-Q”) filed by the Company for the same period with the Securities and Exchange Commission (the “SEC”) and all of the Company’s other public filings with the SEC (the “Public Filings”). In particular, the financial information contained herein is subject to and qualified by reference to the financial statements contained in the 10-Q, the footnotes thereto and the limitations set forth therein. Investors may not rely on the Supplemental Package without reference to the 10-Q and the Public Filings. Any investors’ receipt of, or access to, the information contained herein is subject to this qualification.

Mack-Cali Realty Corporation
Supplemental Operating and Financial Data for the Quarter Ended September 30, 2013

INDEX

PAGE(S)
I. COMPANY BACKGROUND
• About the Company / Other Corporate Data	5
• Board of Directors / Executive Officers	6
• Equity Research Coverage / Company Contact Information	7

II. FINANCIAL HIGHLIGHTS
• Quarterly Summary / Commencing Initial Operations / Sales	9
• Financing Activity	10
• Leasing	10 – 11
• Information About FFO	11
• Key Financial Data	12
• Same-Store Results and Analysis	13
• Unconsolidated Joint Ventures Summary	14 – 16
• Unconsolidated Joint Ventures Financial Information	17 – 19
• Select Financial Ratios	20
• Debt Analysis:
• Debt Breakdown / Future Repayments	21
• Debt Maturities	22
• Debt Detail	23

III. FINANCIAL INFORMATION
• Consolidated Statements of Operations	25
• Consolidated Balance Sheets	26
• Consolidated Statement of Changes in Equity	27
• Statements of Funds from Operations	28
• Statements of Funds from Operations Per Diluted Share	29
• Reconciliation of Basic-to-Diluted Shares/Units	30

IV. VALUE CREATION PIPELINE
• Operating Property Acquisitions / Properties Commencing Initial Operations	32
• Summary of In-Process Development Projects	32
• Rental Property Sales / Dispositions / Rental Property Held for Sale	33
• Summary of Land Parcels	34

V. PORTFOLIO/ LEASING STATISTICS
• Leasing Statistics	36 – 41
• Market Diversification (MSAs)	42
• Industry Diversification (Top 30 Tenant Industries)	43
• Consolidated Portfolio Analyses:
Breakdown by:
(a) Number of Properties	44
(b) Square Footage	45
(c) Base Rental Revenue	46
(d) Percentage Leased	47
• Consolidated Property Listing (by Property Type)	48 – 56
• Significant Tenants (Top 50 Tenants)	57 – 58
• Schedules of Lease Expirations (by Property Type)	59 – 63

Mack-Cali Realty Corporation
Supplemental Operating and Financial Data for the Quarter Ended September 30, 2013

DISCLOSURE REGARDING FORWARD-LOOKING STATEMENTS

The Company considers portions of this information to be forward-looking statements within the meaning of Section 21E of the Securities Exchange Act of 1934, as amended. The Company intends such forward-looking statements to be covered by the safe harbor provisions for forward-looking statements contained in Section 21E of such act.  Such forward-looking statements relate to, without limitation, our future economic performance, plans and objectives for future operations and projections of revenue and other financial items. Forward-looking statements can be identified by the use of words such as “may,” “will,” “plan,” “potential,” “projected,” “should,” “expect,” “anticipate,” “estimate,” “continue” or comparable terminology. Forward-looking statements are inherently subject to risks and uncertainties, many of which the Company cannot predict with accuracy and some of which the Company might not even anticipate. Although the Company believes that the expectations reflected in such forward-looking statements are based upon reasonable assumptions at the time made, the Company can give no assurance that such expectations will be achieved. Future events and actual results, financial and otherwise, may differ materially from the results discussed in the forward-looking statements. Readers are cautioned not to place undue reliance on these forward-looking statements.

Among the factors about which the Company has made assumptions are:

•
risks and uncertainties affecting the general economic climate and conditions, which in turn may have a negative effect on the fundamentals of the Company’s business and the financial condition of the Company’s tenants;

•
the value and expected rates of return of the Company’s real estate assets, which may limit the Company’s ability to dispose of assets at attractive prices or obtain or maintain debt financing secured by the Company’s properties or on an unsecured basis;

•	projections of future net operating income and associated capitalization rates from properties that the Company disposes and acquires from time to time;

•	the extent of any tenant bankruptcies or of any early lease terminations;

•	the Company’s ability to lease or re-lease space at current or anticipated rents;

•	changes in the supply of and demand for the Company’s properties;

•	changes in interest rate levels and volatility in the securities markets;

•	changes in operating costs;

•	the Company’s ability to obtain adequate insurance, including coverage for terrorist acts;

•
the availability of financing on attractive terms or at all, which may adversely impact the Company’s ability to pursue acquisition and development opportunities and refinance existing debt and the Company’s future interest expense;

•	changes in governmental regulation, tax rates and similar matters; and

•
other risks associated with the development and acquisition of properties, including risks that the development may not be completed on schedule, that the tenants will not take occupancy or pay rent, or that development or operating costs may be greater than anticipated.

For further information on factors which could impact us and the statements contained herein, you are advised to consider the “Risk Factors” contained in the Company’s Annual Report on Form 10-K, as may be supplemented or amended in the Company’s Quarterly Reports on Form 10-Q, which are incorporated herein by reference. The Company assumes no obligation to update and supplement forward-looking statements that become untrue because of subsequent events, new information or otherwise.

Mack-Cali Realty Corporation
Supplemental Operating and Financial Data for the Quarter Ended September 30, 2013

I.  COMPANY BACKGROUND

Mack-Cali Realty Corporation
Supplemental Operating and Financial Data for the Quarter Ended September 30, 2013

I.  COMPANY BACKGROUND

About the Company

Mack-Cali Realty Corporation (NYSE: CLI) is one of the largest real estate investment trusts (REITs) in the United States with a total market capitalization of $4.6 billion at September 30, 2013. Mack-Cali has been involved in all aspects of commercial real estate development, management, and ownership for over 60 years and has been a publicly traded REIT since 1994. At September 30, 2013 Mack-Cali owned or had interests in 275 properties consisting of 266 office and office/flex properties totaling approximately 30.7 million square feet of commercial space and nine multi-family rental properties containing over 3,300 residential units, all located in the Northeast, as well as land to accommodate up to 8.4 million square feet of additional commercial space and 5,824 multi-family apartment units – in addition to hotel development.

History

Established over 60 years ago, in 1994 the New Jersey-based firm, Cali Realty, became a publicly traded company listed on the New York Stock Exchange under the ticker symbol CLI. Through combinations with some of the top companies in the real estate industry—most notably New Jersey-based Mack Company and Westchester, New York-based Robert Martin Company—Mack-Cali has become one of the leading real estate companies in the country.

Strategy

Mack-Cali’s strategy is to be a significant real estate owner and operator in its core, high-barriers-to-entry markets, primarily in the Northeast.

Summary
(as of September 30, 2013)

Corporate Headquarters	Edison, New Jersey
Fiscal Year-End	12/31
Total Properties	275
Total Commercial Square Feet / Multi-family Units	30.7 million commercial square feet and 3,319 multi-family residential units
Geographic Diversity	Seven states and the District of Columbia
New Jersey Presence	21.8 million square feet of commercial space and 1,518 multi-family residential units
Northeast Presence	30.7 million square feet of commercial space and 3,319 multi-family residential units
Common Shares and
Units Outstanding	100.0 million
Dividend-- Quarter/Annualized	$0.30/$1.20
Dividend Yield	5.5%
Total Market Capitalization	$4.6 billion
Senior Debt Rating	BBB (S&P and Fitch);
Baa2 (Moody’s)

Mack-Cali Realty Corporation
Supplemental Operating and Financial Data for the Quarter Ended September 30, 2013

Board of Directors

William L. Mack, Chairman of the Board
Alan S. Bernikow	Alan G. Philibosian
Kenneth M. Duberstein	Irvin D. Reid
Nathan Gantcher	Vincent Tese
Mitchell E. Hersh	Roy J. Zuckerberg
David S. Mack

Executive Officers

Mitchell E. Hersh, President and Chief Executive Officer
Barry Lefkowitz, Executive Vice President and Chief Financial Officer
Roger W. Thomas, Executive Vice President, General Counsel and Secretary
Anthony Krug, Chief Accounting Officer

Mack-Cali Realty Corporation
Supplemental Operating and Financial Data for the Quarter Ended September 30, 2013

Equity Research Coverage

Bank of America Merrill Lynch James C. Feldman (646) 855-5808	ISI Group Steve Sakwa (212) 446-9462
Barclays Capital Ross Smotrich (212) 526-2306	J.P. Morgan Anthony Paolone (212) 622-6682
Citigroup Michael Bilerman (212) 816-1383	KeyBanc Capital Markets Jordan Sadler (917) 368-2280
Cowen and Company James Sullivan (646) 562-1380	Stifel, Nicolaus & Company, Inc. John W. Guinee, III (443) 224-1307
Deutsche Bank North America Vin Chao (212) 250-6799	UBS Investment Research Ross T. Nussbaum (212) 713-2484
Green Street Advisors Michael Knott (949) 640-8780

Company Contact Information

Mack-Cali Realty Corporation
Investor Relations Department
343 Thornall Street
Edison, New Jersey 08837-2206
Phone: (732) 590-1000	Web: www.mack-cali.com
Fax: (732) 205-8237	E-mail: investorrelations@mack-cali.com

Mack-Cali Realty Corporation
Supplemental Operating and Financial Data for the Quarter Ended September 30, 2013

II.  FINANCIAL HIGHLIGHTS

Mack-Cali Realty Corporation
Supplemental Operating and Financial Data for the Quarter Ended September 30, 2013

II.  FINANCIAL HIGHLIGHTS

Quarterly Summary

The following is a summary of the Company’s recent activity:

Funds from operations (FFO) for the quarter ended September 30, 2013 amounted to $57.1 million, or $0.57 per share. For the nine months ended September 30, 2013, FFO equaled $185.3 million, or $1.86 per share.

Net income available to common shareholders for the third quarter 2013 equaled $4.6 million, or $0.05 per share. For the nine months ended September 30, 2013, net income available to common shareholders amounted to $39.3 million, or $0.45 per share.

Total revenues for the third quarter 2013 were $162.5 million. For the nine months ended September 30, 2013, total revenues amounted to $501.8 million.

For the three and nine months ended September 30, 2013, the Company recorded impairment charges of $48.5 million on nine of its office properties located in New Jersey. For the three and nine months ended September 30, 2013, the Company realized gains on disposition of rental property of $47.3 million and $61.1 million (net of zero and $23.8 million of impairments on discontinued operations), respectively.

All per share amounts presented above are on a diluted basis.

The Company had 88,021,807 shares of common stock, and 11,987,175 common operating partnership units outstanding as of September 30, 2013. The Company had a total of 100,008,982 common shares/common units outstanding at September 30, 2013.

As of September 30, 2013, the Company had total indebtedness of approximately $2.4 billion, with a weighted average annual interest rate of 5.62 percent.

The Company had a debt-to-undepreciated assets ratio of 39.5 percent at September 30, 2013. The Company had an interest coverage ratio of 2.9 times for the quarter ended September 30, 2013.

Commencing Initial Operations

On August 1, 2013, the Company commenced initial operations on a parking/retail property located in Weehawken, New Jersey. The property consists of 850 garage parking spaces and 16,736 square feet of retail space.

Sales

In August, the Company completed the sale of its 1.66 million square foot Pennsylvania office portfolio and three developable land parcels for approximately $233 million: $201 million in cash, a $10 million mortgage on one of the properties ($8 million of which was funded at closing) and subordinated equity interests in each of the properties being sold with capital accounts aggregating $22 million. The purchasers of the Pennsylvania office portfolio are joint ventures formed between the Company and affiliates of the Keystone Property Group (the “Keystone Affiliates”). The mortgage loan has a term of two years with a one year extension option and bears interest at LIBOR plus six percent. The Company's equity interests in the joint ventures will be subordinated to Keystone Affiliates receiving a 15 percent internal rate of return (“IRR”) after which the Company will receive a ten percent IRR on its subordinated equity and then all profit will be split equally.

As part of the transaction, the Company has rights to own, after zoning-approval-subdivision, land at the 150 Monument Road property located in Bala Cynwyd, Pennsylvania, for a contemplated multi-family residential development.

In July, the Company sold Liberty Corner Corporate Center, 106 Allen Road in Bernards Township, New Jersey, for approximately $18.0 million. The four-story, 132,010 square-foot building was sold to The Silverman Group.

Financing Activity

In July, the Company amended and restated its unsecured revolving credit facility with a group of 17 lenders. The $600 million facility is expandable to $1 billion and matures in July 2017. It has two six month extension options each requiring the payment of a 7.5 basis point fee. The interest rate on outstanding borrowings (not electing the Company’s competitive bid feature) and the facility fee on the current borrowing capacity payable quarterly in arrears are based upon the operating partnership’s unsecured debt ratings.
Leasing

Mack-Cali’s consolidated in-service portfolio was 86.1 percent leased at September 30, 2013, as compared to 86.2 percent leased at June 30, 2013.

For the quarter ended September 30, 2013, the Company executed 131 leases at its consolidated in-service portfolio totaling 980,600 square feet, consisting of 783,218 square feet of office space, 191,387 square feet of office/flex space and 5,995 square feet of industrial/warehouse space. Of these totals, 265,455 square feet were for new leases and 715,145 square feet were for lease renewals and other tenant retention transactions.

Highlights of the quarter’s leasing transactions include:

NORTHERN NEW JERSEY:
-
Cervalis LLC, a provider of IT infrastructure solutions, signed a new lease for 28,130 square feet at 29 Commerce Way in Totowa. The 48,930 square-foot, office/flex building, located in Mack-Cali Commercenter, is 77.9 percent leased.

-
United Water Management & Services, Inc., a provider of water and wastewater services to approximately 5.5 million people in the United States, signed a new lease for 24,900 square feet at Mack-Cali Centre II, 650 From Road in Paramus. The 348,510 square-foot office building is 81.5 percent leased.

-
S2, Inc. d/b/a Sigma Group, a fully integrated advertising agency, signed a new lease for 23,573 square feet at 10 Mountainview Road in Upper Saddle River. The 192,000 square-foot office building is 85.3 percent leased.

CENTRAL NEW JERSEY:
-	AT&T Corp. signed a renewal for 275,000 square feet at 30 Knightsbridge Road in Piscataway. The four-building office complex totaling 680,350 square feet is 92.7 percent leased.

-
DSV Air & Sea, Inc., a global supplier of transport and logistics solutions, signed a renewal for 37,798 square feet at 100 Walnut Avenue in Clark. The 182,555 square-foot office building is 100 percent leased.

-
New Jersey Property-Liability Insurance Guaranty Association (NJPLIGA), a provider of statutory benefits to insureds and claimants of insolvent property casualty insurance companies, signed a new lease for 28,234 square feet at 233 Mount Airy Road in Basking Ridge. The 66,000 square-foot office building is 67.5 percent leased.

-
New England Life Insurance Company, a provider of insurance and financial planning products and services, signed transactions totaling 21,564 square feet at 1305 Campus Parkway in Wall Township, consisting of a 15,984 square-foot renewal and a 5,580 square-foot expansion. The 23,350 square-foot office building, located in Monmouth Shores Corporate Park, is 92.4 percent leased.

-
SS&C Technologies, Inc., a global provider of investment and financial software-enabled services and software, signed transactions totaling 18,983 square feet, consisting of a 12,687 square-foot renewal and a 6,296 square-foot expansion, at 11 Commerce Drive in Cranford. The 90,000 square-foot office building, located in Cranford Business Park, is 81.5 percent leased.

WESTCHESTER COUNTY, NEW YORK:
-
Wright Brothers Services Inc., specializing in freight transportation, signed transactions totaling 18,845 square feet consisting of a 5,255 square-foot renewal at 150 Clearbrook Road in Elmsford, a 6,865 square-foot renewal at 200 Clearbrook Road in Elmsford, and a 6,725 square-foot expansion at 1 Odell Plaza in Yonkers. Located in Cross Westchester Executive Park, 150 Clearbrook Road is a 74,900 square-foot office/flex building that is 100 percent leased and 200 Clearbrook Road is a 94,000 square-foot office/flex building that is 99.8 percent leased. Located in South Westchester Executive Park, 1 Odell Plaza is a 106,000 square-foot office/flex building that is 97.2 percent leased.

-
JPMorgan Chase Bank National Association, a global financial services firm, signed a renewal for 15,880 square feet at 11 Martine Avenue in White Plains. The 180,000 square-foot office building, located in Westchester Financial Center, is 77.7 percent leased.

Information About FFO

Funds from operations (“FFO”) is defined as net income (loss) before noncontrolling interest of unitholders, computed in accordance with generally accepted accounting principles (“GAAP”), excluding gains (or losses) from extraordinary items, sales of depreciable rental property, and impairments related to depreciable rental property, plus real estate-related depreciation and amortization. The Company believes that FFO per share is helpful to investors as one of several measures of the performance of an equity REIT. The Company further believes that as FFO per share excludes the effect of depreciation, gains (or losses) from sales of properties and impairments related to depreciable rental property (all of which are based on historical costs which may be of limited relevance in evaluating current performance), FFO per share can facilitate comparison of operating performance between equity REITs.

FFO per share should not be considered as an alternative to net income available to common shareholders per share as an indication of the Company’s performance or to cash flows as a measure of liquidity. FFO per share presented herein is not necessarily comparable to FFO per share presented by other real estate companies due to the fact that not all real estate companies use the same definition. However, the Company’s FFO per share is comparable to the FFO per share of real estate companies that use the current definition of the National Association of Real Estate Investment Trusts (“NAREIT”). A reconciliation of net income per share to FFO per share is included in the financial tables on page 29.

Mack-Cali Realty Corporation
Supplemental Operating and Financial Data for the Quarter Ended September 30, 2013

Key Financial Data

			As of or for the three months ended
	9/30/13	6/30/13	3/31/13	12/31/12	9/30/12
Shares and Units:
Common Shares Outstanding	88,021,807	88,004,354	87,923,776	87,536,292	87,821,885
Common Units Outstanding	11,987,175	12,003,241	12,081,440	12,141,836	12,177,122
Combined Shares and Units	100,008,982	100,007,595	100,005,216	99,678,128	99,999,007
Weighted Average- Basic (a)	99,787,129	99,779,978	99,766,701	99,695,353	100,003,034
Weighted Average- Diluted (b)	99,787,129	99,779,978	99,849,397	99,695,353	100,074,809
Common Share Price ($’s):
At the end of the period	21.94	24.49	28.61	26.11	26.60
High during period	25.13	29.39	29.03	28.16	29.45
Low during period	20.60	22.59	25.78	24.37	26.31

Market Capitalization:
($’s in thousands, except ratios)
Market Value of Equity (c)	2,250,247	2,505,823	2,917,514	2,663,758	2,661,629
Total Debt	2,368,681	2,369,153	2,296,687	2,204,389	1,970,254
Total Market Capitalization	4,618,928	4,874,976	5,214,201	4,868,147	4,631,883
Total Debt/ Total Market Capitalization	51.28%	48.60%	44.05%	45.28%	42.54%

Financials:
($’s in thousands, except ratios and per share amounts)
Total Assets	4,609,263	4,638,064	4,585,269	4,526,045	4,269,573
Gross Book Value of Real Estate Assets	5,113,940	5,422,418	5,607,617	5,525,015	5,295,248
Total Liabilities	2,598,601	2,602,972	2,547,913	2,457,538	2,191,345
Total Equity	2,010,662	2,035,092	2,037,356	2,068,507	2,078,228
Total Revenues	162,505	168,347	170,912	164,341	156,797
Capitalized Interest	3,514	3,281	3,467	2,916	891
Scheduled Principal Amortization	1,017	808	1,065	1,342	1,201
Interest Coverage Ratio	2.85	3.08	3.11	3.21	3.14
Fixed Charge Coverage Ratio	2.48	2.72	2.70	2.80	2.93
Net Income (Loss)	3,439	26,184	13,089	(10,585)	16,176
Net Income (Loss) Available to Common Shareholders	4,643	23,071	11,556	(9,227)	14,281
Earnings per Share—diluted	0.05	0.26	0.13	(0.11)	0.16
FFO per Share—diluted (d)	0.57	0.65	0.63	0.66	0.65
Dividends Declared per Share	0.30	0.30	0.45	0.45	0.45
FFO Payout Ratio—diluted (d)	52.42%	45.93%	71.28%	68.65%	69.27%

Portfolio Size:
Properties	275	273	279	278	276
Total Commercial Square Footage	30,657,119	30,584,290	31,591,672	31,691,682	32,192,587
Commercial Sq. Ft. Leased at End of Period (e) (f)	86.1%	86.2%	86.0%	87.2%	87.5%
Apartment Units	3,319	3,319	2,907	1,769	0

(a)	Calculated based on weighted average common shares outstanding, assuming redemption of operating partnership common units into common shares.
(b)	Calculated based on shares and units included in basic per share/unit computation, plus dilutive Common Stock Equivalents (i.e. convertible preferred units, options and warrants).
(c)	Includes any outstanding preferred units presented on a converted basis into common units and noncontrolling interests in consolidated joint ventures.
(d)	Funds from Operations (“FFO”) is calculated in accordance with the definition of the National Association of Real Estate Investment Trusts (NAREIT). See “Information About FFO” on page 11.
(e)	Percentage leased includes leases in effect as of the period end date, some of which have commencement dates in the future and leases that expire at the period end date.
(f)	Reflects square feet leased at the Company’s consolidated in-service portfolio, excluding in-service development properties in lease up (if any).

Mack-Cali Realty Corporation
Supplemental Operating and Financial Data for the Quarter Ended September 30, 2013

Same Store Results and Analysis
(dollars in thousands)

	For the three months ended September 30,			%
	2013	2012	Change	Change

Total Property Revenues	$149,083	$153,623	$(4,540)	(3.0)

Real Estate Taxes	20,048	20,657	(609)	(2.9)
Utilities	17,672	16,648	1,024	6.2
Operating Services	25,467	24,647	820	3.3
Total Property Expenses:	63,187	61,952	1,235	2.0

GAAP Net Operating Income	85,896	91,671	(5,775)	(6.3)

Less: straight-lining of rents adj.	(896)	2,012	(2,908)	(144.5)

Net Operating Income	$86,792	$89,659	$(2,867)	(3.2)

Percentage Leased at Period End	86.0%	87.5%

Total Properties:	240

Total Square Footage:	27,748,345

	For the nine months ended September 30,			%
	2013	2012	Change	Change

Total Property Revenues	$453,495	$464,231	$(10,736)	(2.3)

Real Estate Taxes	60,953	64,577	(3,624)	(5.6)
Utilities	47,370	44,645	2,725	6.1
Operating Services	75,777	72,423	3,354	4.6
Total Property Expenses:	184,100	181,645	2,455	1.4

GAAP Net Operating Income	269,395	282,586	(13,191)	(4.7)

Less: straight-lining of rents adj.	8,368	5,343	3,025	56.6

Net Operating Income	$261,027	$277,243	$(16,216)	(5.8)

Percentage Leased at Period End	86.0%	87.5%

Total Properties:	240

Total Square Footage:	27,748,345

Mack-Cali Realty Corporation
Supplemental Operating and Financial Data for the Quarter Ended September 30, 2013

Unconsolidated Joint Ventures Summary
(as of September 30, 2013)

Breakdown of Unconsolidated Joint Ventures
(dollars in thousands)

Joint Venture Name	Property	Location	Year Built	Percent Occupied	# of Apartment Units	Revenue Per Unit (a)
Operating Multi-family Residential:
Marbella RoseGarden, L.L.C.	Marbella	Jersey City, NJ	2003	95.5%	412	$2,854
RoseGarden Monaco, L.L.C.	Monaco (North and South)	Jersey City, NJ	2011	95.4%	523	3,092
Rosewood Morristown, L.L.C.	Metropolitan at 40 Park	Morristown, NJ	2010	93.8%	130	3,164
Rosewood Lafayette Holdings, L.L.C.	Highlands at Morristown Station	Morristown, NJ	2009	95.6%	217	2,530
PruRose Port Imperial South 15 LLC	RiversEdge at Port Imperial	Weehawken, NJ	2009	94.6%	236	3,018
Overlook Ridge JV, L.L.C.	Quarrystone	Malden, MA	2008	94.8%	251	2,086
Crystal House Apartments Investors LLC	Crystal House	Arlington, VA	1962	86.0%	(q) 828	1,961
Total Operating Multi-family Residential:				92.2%	2,597	$2,546

Joint Venture Name	Property	Location	Year Built	Percent Leased	Square Feet
Operating Commercial:
Roseland/North Retail, L.L.C.	Riverwalk at Port Imperial	West New York, NJ	2008	64.0%	30,745
BNES Associates III	Offices at Crystal Lake	West Orange, NJ	2003	100.0%	106,345
Red Bank Corporate Plaza	Red Bank Corporate Plaza	Red Bank, NJ	2007	100.0%	92,878
12 Vreeland Realty L.L.C.	12 Vreeland Road	Florham Park, NJ	1984	100.0%	139,750
Rosewood Morristown, L.L.C.	Shops at 40 Park	Morristown, NJ	2010	60.4%	50,973
Keystone Property Group	Suburban Philadelphia	Suburban Philadelphia, PA	Various	86.0%	1,842,820
Total Operating Commercial:					2,263,511

Joint Venture Name	Property	Location	Year Built	Number of Rooms
Hotel:
Harborside South Pier	Hyatt Regency Jersey City on the Hudson	Jersey City, NJ	2002	350

Joint Venture Name	Property	Location
Other Investment:
Stamford SM L.L.C.	Senior Mezzanine Loan	Stamford, CT

Joint Venture Name	Property	Location	Estimated Initial Delivery Date	Potential Apartment Units
In-Process Development Projects:
PruRose Riverwalk G, L.L.C.	RiverTrace at Port Imperial	West New York, NJ	4Q-2013	316
Elmajo Urban Renewal Associates, L.L.C.	Lincoln Harbor	Weehawken, NJ	1Q-2014	355
Overlook Ridge JV 2C/3B, L.L.C.	Overlook Ridge 2C & 3B	Malden, MA	1Q-2014	371
Prurose Port Imperial South 13, LLC	Port Imperial Building 13	Weehawken, NJ	4Q-2014	280
Portside Master Company, LLC	Portside at Pier One – Bldg 7	East Boston, MA	3Q-2014	176
RiverPark at Harrison I Urban Renewal LLC	RiverPark at Harrison	Harrison, NJ	4Q-2014	141
Estuary Urban Renewal Unit B, LLC	Lincoln Harbor (Bldg B)	Weehawken, NJ	1Q-2015	227
RoseGarden Marbella South, L.L.C.	Marbella II	Jersey City, NJ	4Q-2015	311
Rosewood Morristown, L.L.C.	Lofts at 40 Park	Morristown, NJ	4Q-2015	91
Roseland/Port Imperial Partners, L.P.	Riverwalk C	West New York, NJ	4Q-2015	363
Total In-Process Development Projects:				2,631

Joint Venture Name	Property	Location	Potential Apartment Units	Potential Commercial Square Feet
Land:
Hillsborough 206 Holdings, L.L.C.	Hillsborough 206	Hillsborough, NJ	n/a	160,000
RoseGarden Monaco, L.L.C.	San Remo Land	Jersey City, NJ	300	n/a
Grand Jersey Waterfront URA, L.L.C.	Liberty Landing	Jersey City, NJ	1,000	n/a
RiverPark at Harrison I, L.L.C.	RiverPark at Harrison 5-8	Harrison, NJ	141	n/a
Plaza VIII and IX Associates, L.L.C.	Vacant land/parking	Jersey City, NJ	n/a	1,225,000
Overlook Ridge, L.L.C.	Overlook Ridge Land	Malden/Revere, MA	896	160,000
Overlook Ridge JV, L.L.C.	Overlook Phase III	Malden, MA	240	n/a
Roseland/Port Imperial Partners, L.P.	Port Imperial North	West New York, NJ	836	n/a
Crystal House Apartments Investors LLC	Crystal House	Arlington, VA	295	n/a
Total Land:			3,708	1,545,000

See footnotes on page 16.

Mack-Cali Realty Corporation
Supplemental Operating and Financial Data for the Quarter Ended September 30, 2013

Breakdown of Unconsolidated Joint Ventures
(dollars in thousands)
(continued)

Joint Venture Name	Property	Company’s Effective Ownership %		Net Operating Income (b)			Property Debt			Preferred
				3 Mos 9/30/13	9 Mos 9/30/13		Balance	Maturity Date	Interest Rate	Capital Balance (c)		Return Rate	Investor
Operating Multi-family Residential:
Marbella RoseGarden, L.L.C.	Marbella	24.27%		$ 2,135	$ 6,687		$ 95,000	05/01/18	4.99%	$ 7,567		9.50%	Prudential
RoseGarden Monaco, L.L.C.	Monaco (North and South)	15.00%		3,178	9,447		165,000	02/01/21	4.19%	79,364		9.00%	Prudential
Rosewood Morristown, L.L.C.	Metropolitan at 40 Park	12.50%		656	2,024		38,600	09/01/20	3.25%	19,071	(d)	9.00%	Prudential
Rosewood Lafayette Holdings, L.L.C.	Highlands at Morristown Station	25.00%		1,000	2,996		39,547	07/01/15	4.00%	31,583		9.00%	Prudential
PruRose Port Imperial South 15 LLC	RiversEdge at Port Imperial	50.00%	(e)	976	3,167		57,500	09/01/20	4.32%	38,886		9.00%	Prudential
Overlook Ridge JV, L.L.C.	Quarrystone	25.00%		891	2,707		69,900	03/15/16	(f)	18,829	(g)	15.00%	Lennar
Crystal House Apartments Investors LLC	Crystal House	25.00%		2,261	5,467	(h)	165,000	03/19/20	3.17%	--		--	--
Total Operating Multi-family Residential:				$11,097	$32,495		$630,547			$195,300

Joint Venture Name	Property	Company’s Effective Ownership %	Net Operating Income (b)		Property Debt				Preferred
			3 Mos 9/30/13	9 Mos 9/30/13	Balance	Maturity Date	Interest Rate		Capital Balance (c)		Return Rate	Investor
Operating Commercial:
Roseland/North Retail, L.L.C.	Riverwalk at Port Imperial	20.00%	$ 71	$ 180	--	--	--		$5,903		9.00%	Prudential
BNES Associates III	Offices at Crystal Lake	31.25%	374	1,121	$ 7,498	11/01/23	4.76%		--		--	--
Red Bank Corporate Plaza	Red Bank Corporate Plaza	50.00%	633	1,921	16,984	05/17/16	L+3.00%	(i)	--		--	--
12 Vreeland Realty L.L.C.	12 Vreeland Road	50.00%	101	457	16,000	06/18/23	2.87%		--		--	--
Rosewood Morristown, L.L.C.	Shops at 40 Park	12.50%	129	482	6,500	08/28/18	3.63%		--	(d)	9.00%	Prudential
Keystone Property Group	Suburban Philadelphia	(r)	2,630	2,630	199,596	(s)	(s)		42,423		15.00%	KPG
Total Operating Commercial:			$ 3,938	$ 6,791	$246,578				$ 48,326

Joint Venture Name	Property	Company’s Effective Ownership %	Net Operating Income (b)		Property Debt				Preferred
			3 Mos 9/30/13	9 Mos 9/30/13	Balance	Maturity Date	Interest Rate		Capital Balance (c)	Return Rate	Investor
Hotel:
Harborside South Pier	Hyatt Regency Jersey City on the Hudson	50.00%	$ 3,153	$ 6,645	$ 63,426	11/05/16	6.15%	(j)	--	--	--

Joint Venture Name	Property	Company’s Effective Ownership %	Net Operating Income (b)		Property Debt			Preferred
			3 Mos 9/30/13	9 Mos 9/30/13	Balance	Maturity Date	Interest Rate	Capital Balance (c)	Return Rate	Investor
Other Investment:
Stamford SM L.L.C.	Senior Mezzanine Loan	80.00%	$ 1,279	$ 3,506	--	--	--	--	--	--

Joint Venture Name	Property	Company’s Effective Ownership %		Property Debt				Preferred
				Balance	Maturity Date	Interest Rate		Capital Balance (c)		Return Rate	Investor
In-Process Development Projects:
PruRose Riverwalk G, L.L.C.	RiverTrace at Port Imperial	25.00%		$ 54,599	07/15/21	6.00%		$ 41,039		7.75%	UBS
Elmajo Urban Renewal Associates, L.L.C.	Lincoln Harbor	7.50%		40,274	06/27/16	L+2.10%		56,515		8.50%	Hartz
Overlook Ridge JV 2C/3B, L.L.C.	Overlook Ridge 2C & 3B	25.00%		--	12/28/15	L+2.50%	(k)	24,959		6.50%	UBS
Prurose Port Imperial South 13, LLC	Port Imperial Building 13	20.00%	(e)	--	06/27/16	L+2.15%	(l)	43,270	(m)	9.00%	Prudential
Portside Master Company, LLC	Portside at Pier One – Bldg 7	38.25%		--	12/05/15	L+2.50%		17,460		9.00%	Prudential
RiverPark at Harrison I Urban Renewal LLC	RiverPark at Harrison	36.00%		866	06/27/16	L+2.35%		2,665	(n)	--	Chall
Estuary Urban Renewal Unit B, LLC	Lincoln Harbor (Bldg B)	7.50%		4,088	--	--		30,993		8.50%	Hartz
RoseGarden Marbella South, L.L.C.	Marbella II	24.27%		--	--	--		3,593	(o)	9.00%	Prudential
Rosewood Morristown, L.L.C.	Lofts at 40 Park	25.00%		1,117	9/30/14	L+2.50%		--		--	--
Roseland/Port Imperial Partners, L.P.	Riverwalk C	20.00%		--	--	--		22,066	(p)	10.00%	Prudential
Total In-Process Development Projects:				$100,944				$242,560

Joint Venture Name	Property	Company’s Effective Ownership %	Property Debt			Preferred
			Balance	Maturity Date	Interest Rate	Capital Balance (c)	Return Rate	Investor
Land:
Hillsborough 206 Holdings, L.L.C.	Hillsborough 206	50.00%	--	--	--	--	--	--
RoseGarden Monaco, L.L.C.	San Remo Land	41.67%	--	--	--	--	--	--
Grand Jersey Waterfront URA, L.L.C.	Liberty Landing	50.00%	--	--	--	--	--	--
RiverPark at Harrison I, L.L.C.	RiverPark at Harrison 5-8	Land Option	--	--	--	--	--	--
Plaza VIII and IX Associates, L.L.C.	Vacant land/parking	50.00%	--	--	--	--	--	--
Overlook Ridge, L.L.C.	Overlook Ridge Land	50.00%	$ 16,475	03/02/14	L+3.50%	--	--	--
Overlook Ridge JV, L.L.C.	Overlook Phase III	50.00%	5,594	04/14/15	L+2.50%	--	--	--
Roseland/Port Imperial Partners, L.P.	Port Imperial North	20.00%	--	--	--	--	--	--
Crystal House Apartments Investors LLC	Crystal House Land	50.00%	--	--	--	--	--	--
Total Land			$ 22,069

See footnotes on page 16.

Mack-Cali Realty Corporation
Supplemental Operating and Financial Data for the Quarter Ended September 30, 2013

Breakdown of Unconsolidated Joint Ventures

(continued)

Footnotes for pages 14 and 15:

(a)	Total apartment revenue for the quarter ended September 30, 2013 divided by the average percent leased for the quarter ended September 30, 2013, divided by the number of units and divided by 3.
(b)	Net operating income equals total property revenues less real estate taxes, utilities and operating expenses.
(c)	Includes capital account balance and accrued unpaid preferred return where applicable.
(d)	Capital balances apply to both properties. Capital balance does not include $695 capital account held by Rosewood Morristown, L.L.C.
(e)	A third party has a 20 percent economic interest in net company distributions.
(f)	The senior loan, with a balance of $52,900 bears interest at LIBOR + 2.00 percent and the junior loan, with a balance of $17,000, bears interest at LIBOR + 0.90 percent.
(g)	Includes a priority partnership loan which has an accrued interest balance of $14,444 as of September 30, 2013.
(h)	Includes results from acquisition date March 2013 forward.
(i)	On September 22, 2011, the interest rate on 75 percent of the loan was fixed at 3.99375 percent from October 17, 2011 through maturity.
(j)
The venture also has a loan with a balance of $5,089 with the City of Jersey City, provided by the U.S. Department of Housing and Urban Development, which bears interest at fixed rates ranging from 6.09 percent to 6.62 percent and matures in August 1, 2020.

(k)	On January 18, 2013, the interest rate on an amount not expected to exceed 95 percent of the outstanding loan balance was fixed at 3.0875 percent from September 3, 2013 to November 2, 2015.
(l)	On December 28, 2012, the interest rate on an amount not expected to exceed 95 percent of the outstanding loan balance was fixed at 2.79 percent from July 1, 2013 to January 1, 2016.
(m)	Capital balance does not include MCRC land capital amount of $1,834 and accrued return balance of $129 as of September 30, 2013.
(n)	Does not include MCRC capital balance of $1,718 and accrued return balance of $51.
(o)
Does not include MC Roseland Marbella South, L.L.C. capital amount of $830 and MG Marbella Partners II, L.L.C. capital account of $879. As of October 1, 2013, Prudential and MCRC hold Pari Passu capital accounts of $10,307 and $3,232, respectively. The capital account of MG Marbella Partners II, L.L.C. has been reduced to $0.

(p)	Does not include MCRC capital account of $27.
(q)
Occupancy for Crystal House reflects 50 vacant units that are undergoing renovation.  Excluding these units, percent occupied for Crystal House and Total Operating Multi-Family was 91.4 percent and 94.0 percent, respectively.

(r)
The Company’s equity interests in the joint ventures will be subordinated to affiliates of the Keystone Property Group receiving a 15 percent internal rate of return (“IRR”) after which the Company will receive a ten percent IRR on its subordinate equity of $22.2 million and then all profit will be split equally.

(s)
Principal balance of $127,600 bears interest at 5.114 percent and matures in August 27, 2023; principal balance of $61,571 bears interest at rates ranging from L+5.0 percent to L+5.75 percent and matures in August 27, 2016; principal balance of $10,425 bears interest at L+6.0 percent and matures in August 27, 2015.

Mack-Cali Realty Corporation
Supplemental Operating and Financial Data for the Quarter Ended September 30, 2013

Unconsolidated Joint Venture Financial Information

The following is a summary of the financial position of the unconsolidated joint ventures in which the Company had investment interests as of September 30, 2013 and December 31, 2012: (dollars in thousands)

	September 30,	December 31,
	2013	2012
Assets:
Rental property, net	$ 736,487	$ 180,254
Loan receivable	44,459	42,276
Other assets	434,714	311,847
Total assets	$ 1,215,660	$ 534,377
Liabilities and partners’/
members’ capital:
Mortgages and loans payable	$ 600,473	$ 168,908
Other liabilities	71,552	12,141
Partners’/members’ capital	543,635	353,328
Total liabilities and partners'/members’ capital	$ 1,215,660	$ 534,377

The following is a summary of the Company’s investment in unconsolidated joint ventures as of September 30, 2013 and December 31, 2012: (dollars in thousands)

	September 30,	December 31,
Entity	2013	2012

Plaza VIII & IX Associates, L.L.C.	$ 4,065	$ 4,321
South Pier at Harborside	(2,095)	(1,225)
Red Bank Corporate Plaza, L.L.C.	3,972	3,876
12 Vreeland Associates, L.L.C.	5,439	12,840
Boston Downtown Crossing	--	13,012
Gale Jefferson L.L.C.	--	1,029
Stamford SM LLC	35,667	34,006
Marbella RoseGarden, L.L.C.	15,976	16,918
RoseGarden Monaco Holdings, L.L.C.	3,524	4,761
Rosewood Lafayette Holdings, L.L.C.	1,119	1,988
PruRose Port Imperial South 15, LLC	--	606
Rosewood Morristown, L.L.C.	6,603	7,091
Overlook Ridge JV, L.L.C.	178	31
Overlook Ridge, L.L.C.	--	--
Overlook Ridge JV 2C/3B, L.L.C.	--	179
Roseland/North Retail, L.L.C.	1,967	2,161
BNES Associates III	1,708	1,955
Portside Master Company, L.L.C.	3,449	3,651
PruRose Port Imperial South 13, LLC	2,451	2,920
Roseland/Port Imperial Partners, L.P.	2,755	2,582
RoseGarden Marbella South, L.L.C.	7,160	6,182
PruRose Riverwalk G, L.L.C.	3,515	4,136
Elmajo Urban Renewal Associates, LLC	232	629
Estuary Urban Renewal Unit B, LLC	74	220
RiverPark at Harrison I, L.L.C.	3,404	2,606
150 Main Street, L.L.C.	--	2,395
RoseGarden Monaco, L.L.C.	1,208	1,165
Hillsborough 206 Holdings, L.L.C.	1,989	1,967
Grand Jersey Waterfront Urban Renewal Associates, L.L.C.	397	337
Crystal House Apartments Investors LLC	26,928	--
Other	174	--
Company's investment in unconsolidated joint ventures	$ 131,859	$ 132,339

Mack-Cali Realty Corporation
Supplemental Operating and Financial Data for the Quarter Ended September 30, 2013

The following is a summary of the results of operations of the unconsolidated joint ventures for the period in which the Company had investment interests for the three and nine months ended September 30, 2013 and 2012: (dollars in thousands)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2013	2012	2013	2012

Total revenues	$99,117	$ 17,311	$202,810	$44,369
Operating and other expenses	(48,621)	(9,169)	(137,889)	(25,428)
Depreciation and amortization	(11,556)	(2,497)	(24,730)	(7,285)
Interest expense	(3,934)	(1,675)	(9,256)	(5,017)
Net (loss) income	$35,006	$ 3,970	$ 30,935	$6,639

The following is a summary of the Company’s equity in earnings (loss) of unconsolidated joint ventures for the three and nine months ended September 30, 2013 and 2012: (dollars in thousands)

	Three Months Ended September 30,		Nine Months Ended September 30,
Entity	2013	2012	2013	2012

Plaza VIII & IX Associates, L.L.C.	$ 24	$ 21	$ 52	$ 43
South Pier at Harborside	835	1,080	1,380	1,884
Red Bank Corporate Plaza, L.L.C.	99	94	306	298
12 Vreeland Associates, L.L.C.	(25)	279	(1)	603
Boston Downtown Crossing	--	(6)	646	(333)
Gale Jefferson L.L.C.	--	23	68	63
Stamford SM LLC	1,023	927	2,805	2,193
Marbella RoseGarden, L.L.C.	(170)	--	(446)	--
RoseGarden Monaco Holdings, L.L.C.	(416)	--	(1,238)	--
Rosewood Lafayette Holdings, L.L.C.	(295)	--	(869)	--
PruRose Port Imperial South 15, LLC	--	--	(606)	--
Rosewood Morristown, L.L.C.	(152)	--	(393)	--
Overlook Ridge JV, L.L.C.	--	--	--	--
Overlook Ridge, L.L.C.	--	--	--	--
Overlook Ridge JV 2C/3B, L.L.C.	53	--	204	--
Roseland/North Retail, L.L.C.	(62)	--	(194)	--
BNES Associates III	(37)	--	(108)	--
Portside Master Company, L.L.C.	(109)	--	(222)	--
PruRose Port Imperial South 13, LLC	(181)	--	(459)	--
Roseland/Port Imperial Partners, L.P.	--	--	--	--
RoseGarden Marbella South, L.L.C.	(20)	--	(57)	--
PruRose Riverwalk G, L.L.C.	(198)	--	(576)	--
Elmajo Urban Renewal Associates, LLC	(87)	--	(255)	--
Estuary Urban Renewal Unit B, LLC	(44)	--	(107)	--
RiverPark at Harrison I, L.L.C.	--	--	--	--
150 Main Street, L.L.C.	--	--	--	--
RoseGarden Monaco, L.L.C.	--	--	--	--
Hillsborough 206 Holdings, L.L.C.	--	--	--	--
Grand Jersey Waterfront Urban Renewal Associates, L.L.C.	--	--	--	--
Crystal House Apartments Investors LLC	(1,149)	--	(2,671)	--
Other	682	--	682	--
Company's equity in (loss) earnings of unconsolidated joint ventures	$(229)	$2,418	$(2,059)	$4,751

Mack-Cali Realty Corporation
Supplemental Operating and Financial Data for the Quarter Ended September 30, 2013

The following is a summary of the Company’s funds from operations of unconsolidated joint ventures for the three and nine months ended September 30, 2013 and 2012: (dollars in thousands)

	Three Months Ended September 30,		Nine Months Ended September 30,
Entity	2013	2012	2013	2012

Plaza VIII & IX Associates, L.L.C.	$ 100	$ 98	$ 282	$ 273
South Pier at Harborside	1,577	1,763	3,569	3,974
Red Bank Corporate Plaza, L.L.C.	215	208	654	640
12 Vreeland Associates, L.L.C.	51	356	229	834
Boston Downtown Crossing	--	(6)	646	(333)
Gale Jefferson, L.L.C.	--	46	69	134
Stamford SM LLC	1,023	927	2,805	2,193
Marbella RoseGarden, L.L.C.	254	--	841	--
RoseGarden Monaco Holdings, L.L.C.	(40)	--	(112)	--
Rosewood Lafayette Holdings, L.L.C.	(6)	--	(6)	--
PruRose Port Imperial South 15, LLC	--	--	101	--
Rosewood Morristown, L.L.C.	(12)	--	25	--
Overlook Ridge JV, L.L.C.	--	--	--	--
Overlook Ridge, L.L.C.	--	--	--	--
Overlook Ridge JV 2C/3B, L.L.C.	52	--	203	--
Roseland/North Retail, L.L.C.	(11)	--	(39)	--
BNES Associates III	118	--	355	--
Portside Master Company, L.L.C.	(109)	--	(222)	--
PruRose Port Imperial South 13, LLC	(181)	--	(459)	--
Roseland/Port Imperial Partners, L.P.	--	--	--	--
RoseGarden Marbella South, L.L.C.	(20)	--	(57)	--
PruRose Riverwalk G, L.L.C.	(198)	--	(576)	--
Elmajo Urban Renewal Associates, LLC	(87)	--	(255)	--
Estuary Urban Renewal Unit B, LLC	(45)	--	(108)	--
RiverPark at Harrison I, L.L.C.	--	--	--	--
150 Main Street, L.L.C.	--	--	--	--
RoseGarden Monaco, L.L.C.	--	--	--	--
Hillsborough 206 Holdings, L.L.C.	--	--	--	--
Grand Jersey Waterfront Urban Renewal Associates, L.L.C.	--	--	--	--
Crystal House Apartments Investors LLC	553	--	734	--
Other	682	--	682	--
Company's funds from operations of unconsolidated joint ventures	$ 3,916	$ 3,392	$ 9,361	$ 7,715

Mack-Cali Realty Corporation
Supplemental Operating and Financial Data for the Quarter Ended September 30, 2013

Select Financial Ratios

Ratios Computed For Industry		September 30,
Comparisons:	2013	2012
Financial Position Ratios:
Total Debt/ Total Book Capitalization (Book value) (%)	51.39%	46.15%

Total Debt/ Total Market Capitalization (Market value) (%)	51.28%	42.54%

Total Debt/ Total Undepreciated Assets (%)	39.47%	34.41%

Secured Debt/ Total Undepreciated Assets (%)	12.54%	12.31%

	Three Months Ended September 30,		Nine Months Ended September 30,
	2013	2012	2013	2012
Operational Ratios:
Interest Coverage (Funds from Operations+Interest Expense)/Interest Expense (x)	2.85	3.14	3.01	3.18

Debt Service Coverage (Funds from Operations + Interest Expense)/(Interest Expense + Principal Amort.) (x)	2.76	3.02	2.92	3.09

Fixed Charge Coverage (Funds from Operations + Interest Expense)/(Interest Expense + Capitalized Interest+Pref. Div. +Prin. Amort.+Ground Lease Payments)(x)	2.48	2.93	2.63	3.04

FFO Payout (Dividends Declared/Funds from Operations) (%)	52.42%	69.27%	56.53%	67.02%

Mack-Cali Realty Corporation
Supplemental Operating and Financial Data for the Quarter Ended September 30, 2013

Debt Analysis

(as of September 30, 2013)

Debt Breakdown

(dollars in thousands)

	Balance	% of Total	Weighted Average Interest Rate (a)		Weighted Average Maturity in Years
Fixed Rate Unsecured Debt and Other Obligations	$1,616,337	68.24%	4.95%		5.19
Fixed Rate Secured Debt	672,944	28.41%	7.57%		3.58
Variable Rate Secured Debt	79,400	3.35%	2.74%		1.18
Totals/Weighted Average:	$2,368,681	100.00%	5.62%	(b)	4.60

(a)	The actual weighted average LIBOR rate for the Company’s outstanding variable rate debt was 0.18 percent as of September 30, 2013.
(b)	Excludes amortized deferred financing costs pertaining to the Company’s unsecured revolving credit facility which amounted to $0.8 million for the three months ended September 30, 2013.

Future Repayments

(dollars in thousands)

Period	Scheduled Amortization	Principal Maturities	Total	Weighted Average Interest Rate of Future Repayments (a)
October 1 – December 31, 2013	$ 2,760	$ 46,317	$ 49,077	4.30%
2014	10,086	329,531	339,617	6.85%
2015	8,551	193,045	201,596	4.66%
2016	8,389	269,272	277,661	7.14%
2017	6,423	391,151	397,574	4.12%
Thereafter	6,194	1,116,882	1,123,076	5.68%
Sub-total	42,403	2,346,198	2,388,601
Adjustment for unamortized debt discount/premium and mark-to-market, net, as of September 30, 2013	(19,920)	--	(19,920)
Totals/Weighted Average:	$ 22,483	$2,346,198	$2,368,681	5.62%

(a)	The actual weighted average LIBOR rate for the Company’s outstanding variable rate debt was 0.18 percent as of September 30, 2013.

Mack-Cali Realty Corporation
Supplemental Operating and Financial Data for the Quarter Ended September 30, 2013

Debt Maturities

(dollars in thousands)

	October 1- December 31, 2013	2014	2015	2016	2017	2018	2019	2020 and Beyond	TOTALS
Secured Debt:
Port Imperial South 4/5	$36,355								$36,355
9200 Edmonston Road	4,158								4,158
6305 Ivy Lane	5,804								5,804
6301 Ivy Lane		$5,320							5,320
35 Waterview		18,185							18,185
6 Becker, 85 Livingston, 75 Livingston, & 20 Waterview		65,035							65,035
4 Sylvan Way		14,575							14,575
10 Independence		16,924							16,924
395 West Passaic		9,492							9,492
Port Imperial South			43,045						43,045
4 Becker				$40,431					40,431
5 Becker				14,574					14,574
210 Clay				14,267					14,267
Prudential Portfolio					$141,151				141,151
23 Main Street						$26,566			26,566
Harborside Plaza 5						204,970			204,970
100 Walnut Avenue							$17,281		17,281
One River Center							39,586		39,586
233 Canoe Brook Road							3,479		3,479
Total Secured Debt:	$46,317	$129,531	$43,045	$69,272	$141,151	$231,536	$60,346	--	$721,198

Unsecured Debt:
Unsecured credit facility									--
5.125% unsecured notes due 2/14		$200,000							$200,000
5.125% unsecured notes due 1/15			$150,000						150,000
5.80% unsecured notes due 1/16				$200,000					200,000
2.50% unsecured notes due 12/17					$250,000				250,000
7.75% unsecured notes due 8/19							$250,000		250,000
4.50% unsecured notes due 4/22								$300,000	300,000
3.15% unsecured notes due 5/23								275,000	275,000
Total Unsecured Debt:	--	$200,000	$150,000	$200,000	$250,000	--	$250,000	$575,000	$1,625,000

Total Debt:	$46,317	$329,531	$193,045	$269,272	$391,151	$231,536	$310,346	$575,000	$2,346,198

Mack-Cali Realty Corporation
Supplemental Operating and Financial Data for the Quarter Ended September 30, 2013

Debt Detail

(dollars in thousands)

Property Name	Lender	Effective Interest Rate
			September 30,	December 31,	Date of Maturity
			2013	2012
Senior Unsecured Notes: (a)
4.600%, Senior Unsecured Notes	public debt	4.742%	--	$99,987	--	(b)
5.125%, Senior Unsecured Notes	public debt	5.110%	$200,090	200,270	02/15/14
5.125%, Senior Unsecured Notes	public debt	5.297%	149,879	149,810	01/15/15
5.800%, Senior Unsecured Notes	public debt	5.806%	200,180	200,237	01/15/16
2.500%, Senior Unsecured Notes	public debt	2.803%	248,781	248,560	12/15/17
7.750%, Senior Unsecured Notes	public debt	8.017%	248,746	248,585	08/15/19
4.500%, Senior Unsecured Notes	public debt	4.612%	299,490	299,445	04/18/22
3.150%, Senior Unsecured Notes	public debt	3.517%	269,171	--	05/15/23
Total Senior Unsecured Notes:			$1,616,337	$1,446,894

Revolving Credit Facilities:
Unsecured Facility (c)	17 Lenders	LIBOR +1.100%	--	--	07/31/17
Total Revolving Credit Facilities:			--	--

Property Mortgages: (d)
51 Imclone	Wells Fargo CMBS	8.390%	--	$ 3,878	--	(e)
9200 Edmonston Road	Principal Commercial Funding, L.L.C.	5.534%	$ 4,158	4,305	05/01/13	(f)
6305 Ivy Lane	RGA Reinsurance Company	5.525%	5,811	5,984	10/01/13	(g)
Port Imperial South 4/5	Wells Fargo Bank N.A.	LIBOR+3.50%	36,355	34,889	12/31/13
395 West Passaic	State Farm Life Ins. Co.	6.004%	9,858	10,231	05/01/14
6301 Ivy Lane	RGA Reinsurance Company	5.520%	5,514	5,667	07/01/14
35 Waterview	Wells Fargo CMBS	6.348%	18,502	18,746	08/11/14
6 Becker, 85 Livingston, 75 Livingston & 20 Waterview (h)	Wells Fargo CMBS	10.220%	63,945	63,126	08/11/14
4 Sylvan	Wells Fargo CMBS	10.190%	14,524	14,485	08/11/14
10 Independence	Wells Fargo CMBS	12.440%	16,536	16,251	08/11/14
Port Imperial South	Wells Fargo Bank N.A.	LIBOR+1.75%	43,045	42,168	09/19/15
4 Becker	Wells Fargo CMBS	9.550%	38,681	38,274	05/11/16
5 Becker	Wells Fargo CMBS	12.830%	12,912	12,507	05/11/16	(i)
210 Clay	Wells Fargo CMBS	13.420%	12,638	12,275	05/11/16
Various (j)	Prudential Insurance	6.332%	147,939	149,281	01/15/17
23 Main Street	JPMorgan CMBS	5.587%	29,997	30,395	09/01/18
Harborside Plaza 5	The Northwestern Mutual Life Insurance Co. & New York Life Insurance Co.	6.842%	225,996	228,481	11/01/18
233 Canoe Brook Road	The Provident Bank	4.375%	3,895	3,945	02/01/19
100 Walnut Avenue	Guardian Life Ins. Co.	7.311%	18,852	19,025	02/01/19
One River Center (k)	Guardian Life Ins. Co.	7.311%	43,186	43,582	02/01/19
Total Mortgages, Loans Payable and Other Obligations:			$752,344	$757,495
Total Debt:			$2,368,681	$2,204,389

(a)	Includes the cost of terminated treasury lock agreements (if any), offering and other transaction costs and the discount/premium on the notes, as applicable.
(b)	These notes were paid on maturity using available cash.
(c)
Total borrowing capacity under this facility is $600 million. On July 16, 2013, the Company amended and restated its unsecured revolving credit facility with a group of 17 lenders.  The $600 million facility is expandable to $1 billion and matures in July 2017. It has two six month extension options each requiring the payment of a 7.5 basis point fee. The interest rate on outstanding borrowings (not electing the Company’s competitive bid feature) and the facility fee on the current borrowing capacity payable quarterly in arrears are based upon the Operating Partnership’s unsecured debt ratings.

(d)
Effective interest rate for mortgages, loans payable and other obligations reflects effective rate of debt, including deferred financing costs, comprised of the cost of terminated treasury lock agreements (if any), debt initiation costs, mark-to market adjustment of acquired debt and other transaction costs, as applicable.

(e)
With the sale of the property on May 31, 2013, the mortgage was satisfied by the Company. The Company incurred $0.7 million in costs for the debt satisfaction, which was included in discontinued operations: loss from early retirement of debt for the nine months ended September 30, 2013.

(f)
The lease with the tenant occupying 100 percent of the building expired on May 1, 2013 and the tenant continues to occupy the building on a month-to-month basis. The mortgage loan matured on May 1, 2013 and was not repaid. The Company received a notice of default from the lender on July 17, 2013. The Company has requested a modification of the loan terms and is also in discussions regarding a deed-in-lieu of foreclosure with the lender.

(g)	On October 1, 2013, the Company repaid the mortgage loan at par, using available cash. The original maturity date was January 1, 2014.
(h)	Mortgage is cross collateralized by the four properties.
(i)
The cash flow from this property is insufficient to cover operating costs and debt service.  Consequently, the Company notified the lender and suspended debt service payments in August 2013. The Company has begun discussions with the lender regarding a modification of loan terms. The Company recorded an impairment charge on this asset along with eight other office properties as of September 30, 2013.

(j)	Mortgage is collateralized by seven properties. The Company has agreed, subject to certain conditions, to guarantee repayment of a portion of the loan.
(k)	Mortgage is collateralized by the three properties comprising One River Center.

Mack-Cali Realty Corporation
Supplemental Operating and Financial Data for the Quarter Ended September 30, 2013

III. FINANCIAL INFORMATION

Mack-Cali Realty Corporation
Supplemental Operating and Financial Data for the Quarter Ended September 30, 2013

III.  FINANCIAL INFORMATION

Mack-Cali Realty Corporation and Subsidiaries
Consolidated Statements of Operations
(in thousands, except per share amounts) (unaudited)

	Three Months Ended September 30,		Nine Months Ended September 30,
Revenues	2013	2012	2013	2012
Base rents	$134,882	$132,388	$403,943	$401,920
Escalations and recoveries from tenants	17,173	19,717	54,117	56,540
Construction services	678	1,169	15,650	9,235
Real estate services	7,003	1,247	20,088	3,519
Parking income	1,642	1,427	4,631	4,553
Other income	1,127	849	3,335	10,524
Total revenues	162,505	156,797	501,764	486,291

Expenses
Real estate taxes	20,572	20,472	62,055	64,587
Utilities	18,043	16,647	48,070	44,645
Operating services	25,852	24,261	76,487	71,859
Direct construction costs	609	979	14,945	8,594
Real estate services expenses	5,552	536	15,809	1,542
General and administrative	12,151	12,580	37,235	35,150
Depreciation and amortization	46,094	43,492	135,122	130,720
Impairments	48,700	--	48,700	--
Total expenses	177,573	118,967	438,423	357,097
Operating income	(15,068)	37,830	63,341	129,194

Other (Expense) Income
Interest expense	(30,936)	(30,428)	(92,075)	(92,539)
Interest and other investment income	187	7	1,287	27
Equity in earnings (loss) of unconsolidated joint ventures	(229)	2,418	(2,059)	4,751
Loss from early extinguishment of debt	--	--	--	(4,415)
Total other (expense) income	(30,978)	(28,003)	(92,847)	(92,176)
Income (loss) from continuing operations	(46,046)	9,827	(29,506)	37,018
Discontinued Operations:
Income from discontinued operations	2,164	6,337	11,842	17,446
Loss from early extinguishment of debt	--	--	(703)	--
Realized gains (losses) and unrealized losses on disposition of rental property and impairments, net	47,321	12	61,079	2,390
Total discontinued operations, net	49,485	6,349	72,218	19,836
Net income	3,439	16,176	42,712	56,854
Noncontrolling interest in consolidated joint ventures	1,838	85	1,962	256
Noncontrolling interest in Operating Partnership	5,314	(1,207)	3,295	(4,543)
Noncontrolling interest in discontinued operations	(5,948)	(773)	(8,699)	(2,418)
Net income available to common shareholders	$4,643	$14,281	$39,270	$50,149

Basic earnings per common share:
Income (loss) from continuing operations	$(0.44)	$0.10	$(0.28)	$0.37
Discontinued operations	0.49	0.06	0.73	0.20
Net income available to common shareholders	$0.05	$0.16	$0.45	$0.57

Diluted earnings per common share:
Income (loss) from continuing operations	$(0.44)	$0.10	$(0.28)	$0.37
Discontinued operations	0.49	0.06	0.73	0.20
Net income available to common shareholders	$0.05	$0.16	$0.45	$0.57

Basic weighted average shares outstanding	87,793	87,826	87,724	87,814

Diluted weighted average shares outstanding	99,787	100,075	99,778	100,071

Mack-Cali Realty Corporation
Supplemental Operating and Financial Data for the Quarter Ended September 30, 2013

Mack-Cali Realty Corporation and Subsidiaries
Consolidated Balance Sheets
(in thousands, except per share amounts) (unaudited)

	September 30,	December 31,
	2013	2012
Assets
Rental property
Land and leasehold interests	$ 755,643	$ 782,315
Buildings and improvements	3,908,139	4,104,472
Tenant improvements	445,623	489,608
Furniture, fixtures and equipment	4,535	3,041
	5,113,940	5,379,436
Less – accumulated depreciation and amortization	(1,392,064)	(1,478,214)
	3,721,876	3,901,222
Rental property held for sale, net	--	60,863
Net investment in rental property	3,721,876	3,962,085
Cash and cash equivalents	308,043	58,245
Investments in unconsolidated joint ventures	131,859	132,339
Unbilled rents receivable, net	134,695	139,984
Deferred charges, goodwill and other assets	284,399	204,874
Restricted cash	19,213	19,339
Accounts receivable, net of allowance for doubtful accounts
of $3,122 and $2,614	9,178	9,179

Total assets	$4,609,263	$4,526,045

Liabilities and Equity
Senior unsecured notes	$1,616,337	$1,446,894
Mortgages, loans payable and other obligations	752,344	757,495
Dividends and distributions payable	30,003	44,855
Accounts payable, accrued expenses and other liabilities	130,588	124,822
Rents received in advance and security deposits	45,857	55,917
Accrued interest payable	23,472	27,555
Total liabilities	2,598,601	2,457,538
Commitments and contingencies

Equity:
Mack-Cali Realty Corporation stockholders’ equity:
Common stock, $0.01 par value, 190,000,000 shares authorized,
88,021,807 and 87,536,292 shares outstanding	880	875
Additional paid-in capital	2,536,837	2,530,621
Dividends in excess of net earnings	(817,387)	(764,522)
Total Mack-Cali Realty Corporation stockholders’ equity	1,720,330	1,766,974

Noncontrolling interest in subsidiaries:
Operating Partnership	234,282	245,091
Consolidated joint ventures	56,050	56,442
Total noncontrolling interests in subsidiaries	290,332	301,533

Total equity	2,010,662	2,068,507

Total liabilities and equity	$4,609,263	$4,526,045

Mack-Cali Realty Corporation
Supplemental Operating and Financial Data for the Quarter Ended September 30, 2013

Mack-Cali Realty Corporation and Subsidiaries
Consolidated Statement of Changes in Equity
(in thousands) (unaudited)

			Additional	Dividends in	Noncontrolling
	Common Stock		Paid-In	Excess of	Interests	Total
	Shares	Par Value	Capital	Net Earnings	in Subsidiaries	Equity
Balance at January 1, 2013	87,536	$875	$2,530,621	$(764,522)	$301,533	$2,068,507
Net income	--	--	--	39,270	3,442	42,712
Common stock dividends	--	--	--	(92,135)	--	(92,135)
Common unit distributions	--	--	--	--	(12,634)	(12,634)
Increase in noncontrolling interests	--	--	--	--	1,570	1,570
Redemption of common units
for common stock	155	2	3,084	--	(3,086)	--
Shares issued under Dividend
Reinvestment and Stock Purchase Plan	7	--	191	--	--	191
Stock compensation	324	3	2,448	--	--	2,451
Rebalancing of ownership percentage
between parent and subsidiaries	--	--	493	--	(493)	--
Balance at September 30, 2013	88,022	$880	$2,536,837	$(817,387)	$290,332	$2,010,662

Mack-Cali Realty Corporation
Supplemental Operating and Financial Data for the Quarter Ended September 30, 2013

Mack-Cali Realty Corporation and Subsidiaries
Statements of Funds from Operations
(in thousands, except per share/unit amounts) (unaudited)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2013	2012	2013	2012
Net income available to common shareholders	$4,643	$14,281	$39,270	$50,149
Add: Noncontrolling interest in Operating Partnership	(5,314)	1,207	(3,295)	4,543
Noncontrolling interest in discontinued operations	5,948	773	8,699	2,418
Real estate-related depreciation and amortization on continuing operations (a)	48,685	44,412	144,834	133,482
Real estate-related depreciation and amortization on discontinued operations	1,769	4,351	8,196	13,364
Impairments	48,700	--	72,551	--
Deduct: Discontinued operations - Realized (gains) losses and unrealized losses on disposition of rental property and impairments, net	(47,321)	(12)	(84,930)	(2,390)
Funds from operations (b)	$57,110	$65,012	$185,325	$201,566

Diluted weighted average shares/units outstanding (c)	99,787	100,075	99,778	100,071

Funds from operations per share/unit – diluted	$0.57	$0.65	$1.86	$2.01

Dividends declared per common share	$0.30	$0.45	$1.05	$1.35

Dividend payout ratio:
Funds from operations-diluted	52.42%	69.27%	56.53%	67.02%

Supplemental Information:
Non-incremental revenue generating capital expenditures:
Building improvements	$3,438	$9,040	$11,476	$19,361
Tenant improvements and leasing commissions (d)	$11,421	$15,107	$36,861	$36,202
Straight-line rent adjustments (e)	$521	$2,030	$10,172	$5,394
Amortization of (above)/below market lease intangibles, net (f)	$659	$335	$1,994	$1,038

(a)    Includes the Company’s share from unconsolidated joint ventures of $4,145 and $974 for the three months ended September 30, 2013 and 2012, respectively, and $11,417 and $2,963 for the nine months ended September 30, 2013 and 2012, respectively. Excludes non-real estate-related depreciation and amortization of $71 and $53 for the three months ended September 30, 2013 and 2012, respectively, and $222 and $201 for the nine months ended September 30, 2013 and 2012, respectively.

(b) Funds from operations is calculated in accordance with the definition of FFO of the National Association of Real Estate Investment Trusts (NAREIT). See “Information About FFO” on page 11.
(c)   Calculated based on weighted average common shares outstanding, assuming redemption of Operating Partnership common units into common shares (11,995 and 12,177 shares for the three months ended September 30, 2013 and 2012, respectively, and 12,054 and 12,184 for the nine months ended September 30, 2013 and 2012, respectively), plus dilutive Common Stock Equivalents (i.e. stock options). See reconciliation of basic to diluted shares/units on page 30.

(d) Excludes expenditures for tenant spaces that have not been owned for at least a year or were vacant for more than a year.
(e)    Includes the Company’s share from unconsolidated joint ventures of $82 and $17 for the three months ended September 30, 2013 and 2012, respectively, and $84 and $50 for the nine months ended September 30, 2013 and 2012, respectively.

(f)    Includes the Company’s share from unconsolidated joint ventures of $184 and $0 for the three months ended September 30, 2013 and 2012, respectively, and $579 and $0 for the nine months ended September 30, 2013 and 2012, respectively.

Mack-Cali Realty Corporation
Supplemental Operating and Financial Data for the Quarter Ended September 30, 2013

Mack-Cali Realty Corporation and Subsidiaries
Statements of Funds from Operations Per Diluted Share
(amounts are per diluted share, except share count in thousands) (unaudited)

	Three Months Ended September 30,		Nine Months Ended September 30,

	2013	2012	2013	2012
Net income available to common shareholders	$ 0.05	$0.16	$0.45	$0.57
Add: Real estate-related depreciation and amortization on continuing operations (a)	0.49	0.44	1.45	1.33
Real estate-related depreciation and amortization on discontinued operations	0.02	0.04	0.08	0.13
Impairments	0.49	--	0.73	--
Deduct: Discontinued operations - Realized (gains) losses and unrealized losses on disposition of rental property and impairments, net	(0.47)	--	(0.85)	(0.02)
Noncontrolling interest/rounding adjustment	(0.01)	0.01	--	--
Funds from operations (b)	$ 0.57	$0.65	$1.86	$2.01
Diluted weighted average shares/units outstanding (c)	99,787	100,075	99,778	100,071

(a)    Includes the Company’s share from unconsolidated joint ventures of $0.04 and $0.01 for the three months ended September 30, 2013 and 2012, respectively, and $0.11 and $0.03 for the nine months ended September 30, 2013 and 2012, respectively.

(b) Funds from operations is calculated in accordance with the definition of FFO of the National Association of Real Estate Investment Trusts (NAREIT). See “Information About FFO” on page 11.
(c)    Calculated based on weighted average common shares outstanding, assuming redemption of Operating Partnership common units into common shares (11,995 and 12,177 shares for the three months ended September 30, 2013 and 2012, respectively, and 12,054 and 12,184 for the nine months ended September 30, 2013 and 2012, respectively), plus dilutive Common Stock Equivalents (i.e. stock options). See reconciliation of basic to diluted shares/units on page 30.

Mack-Cali Realty Corporation
Supplemental Operating and Financial Data for the Quarter Ended September 30, 2013

Mack-Cali Realty Corporation and Subsidiaries
Reconciliation of Basic-to-Diluted Shares/Units
(in thousands)

The following schedule reconciles the Company’s basic weighted average shares outstanding to basic and diluted weighted average shares/units outstanding for the purpose of calculating FFO per share:

	Three Months Ended		Nine Months Ended
	September 30,		September 30,
	2013	2012	2013	2012
Basic weighted average shares outstanding:	87,793	87,826	87,724	87,814
Add: Weighted average common units	11,994	12,177	12,054	12,184
Basic weighted average shares/units:	99,787	100,003	99,778	99,998
Restricted Stock Awards	--	72	--	73
Diluted weighted average shares/units outstanding:	99,787	100,075	99,778	100,071

Mack-Cali Realty Corporation
Supplemental Operating and Financial Data for the Quarter Ended September 30, 2013

IV.  VALUE CREATION PIPELINE

Mack-Cali Realty Corporation
Supplemental Operating and Financial Data for the Quarter Ended September 30, 2013

IV. VALUE CREATION PIPELINE

Operating Property Acquisitions
(dollars in thousands)

For the nine months ended September 30, 2013

Acquisition Date	Property/Address	Location	# of Properties	# of Apartment Units	Investment By Company
Consolidated Residential:
01/18/13	Alterra at Overlook Ridge 1A	Revere, Massachusetts	1	310	$ 61,250
04/04/13	Alterra at Overlook Ridge 1B	Revere, Massachusetts	1	412	87,950
Total Consolidated			2	722	$149,200

Unconsolidated Residential:
03/21/13	Crystal House (a)	Arlington, Virginia	1	828	$ 30,210
Total Unconsolidated			1	828	$ 30,210
Total			3	1,550	$179,410
(a)	The Company holds a 25 percent interest in this property. The joint venture acquired the property, which is encumbered by a $165 million mortgage loan, for approximately $262.5 million.

For the year ended December 31, 2012

None.

Properties Commencing Initial Operations
(dollars in thousands, except per square foot)

For the nine months ended September 30, 2013

Date	Property/Address	Location	Type	# of Bldgs.	Rentable Square Feet	Garage Parking Spaces	Development Costs Incurred By Company		Development Cost Per Square Foot

06/05/13	14 Sylvan Way	Parsippany, New Jersey	Office	1	203,506	--	$ 51,484	(a)	$ 253
08/01/13	Port Imperial South 4/5	Weehawken, New Jersey	Parking/Retail	1	16,736	850	71,107	(b)	n/a

Total Office Properties Held for Sale:				2	220,242	850	$122,591
(a)	Development costs included approximately $13.0 million in land costs and $4.3 million in leasing costs. Amounts are as of September 30, 2013.
(b)	Development costs included approximately $13.1 million in land costs. Amounts are as of September 30, 2013.

For the year ended December 31, 2012

None.

Summary of In-Process Development Projects
(dollars in thousands)

As of September 30, 2013

Property	Location	Type	# of Apartment Units (a)	Commercial Square Feet (a)	Costs Incurred Through 9/30/13	Total Estimated Costs	Garage Parking Spaces (a)	Estimated Initial Delivery Date
Consolidated:
Port Imperial 1/3 Garage/Retail	Weehawken, NJ	Garage/retail	--	17,614	$1,097	$40,000	741	3Q-2014
Wegmans Food Markets	Hanover, NJ	Retail pad	--	--	2,788	15,700	--	4Q-2014
Glenmark at Tuckahoe	Eastchester, NY	Multi-family rental	108	--	6,382	46,000	--	4Q-2015
Total Consolidated			108	17,614	$10,267	$101,700	741

Unconsolidated:
RiverTrace at Port Imperial	West New York, NJ	Multi-family rental	316		$93,555	$118,100	--	4Q-2013
Lincoln Harbor (Bldg A&C)	Weehawken, NJ	Multi-family rental	355		88,976	136,800	--	1Q-2014
Port Imperial Building 13	Weehawken, NJ	Multi-family rental	280		24,941	96,400	--	4Q-2014
Portside at Pier One – Bldg 7	East Boston, MA	Multi-family rental	176		17,943	66,300	--	3Q-2014
Overlook Ridge – 2C & 3B	Malden/Revere, MA	Multi-family rental	371		33,775	79,400	--	1Q-2014
RiverPark at Harrison	Harrison, NJ	Multi-family rental	141		4,572	28,200	--	4Q-2014
Lincoln Harbor (Bldg B)	Weehawken, NJ	Multi-family rental	227		30,773	81,500	--	1Q-2015
Marbella II	Jersey City, NJ	Multi-family rental	311		16,046	132,100	--	4Q-2015
Lofts at 40 Park	Morristown, NJ	Multi-family rental	91		1,554	28,000	--	4Q-2015
Riverwalk C	West New York, NJ	Multi-family rental	363		18,408	143,000	--	4Q-2015
Total Unconsolidated			2,631		$330,543	$909,800
Total			2,739	17,614	$340,810	$1,011,500	741
(a)	Number of apartment units, commercial square feet and garage parking spaces are estimates.

Mack-Cali Realty Corporation
Supplemental Operating and Financial Data for the Quarter Ended September 30, 2013

Rental Property Sales/Dispositions
(dollars in thousands)

For the nine months ended September 30, 2013

Sale Date	Property/Address	Location	# of Bldgs.	Rentable Square Feet	Net Sales Proceeds	Net Realized Gain/(Losses)	Capitalization Rate (a)

04/10/13	19 Skyline Drive (b)	Hawthorne, New York	1	248,400	$16,131	$ 126	(7.90)%	(g)
04/26/13	55 Corporate Drive	Bridgewater, New Jersey	1	204,057	70,967	19,659	6.25%
05/02/13	200 Riser Road	Little Ferry, New Jersey	1	286,628	31,775	16,923	7.38%
05/13/13	777 Passaic Avenue	Clifton, New Jersey	1	75,000	5,640	1,927	7.36%
05/30/13	16 and 18 Sentry Parkway West (c)	Blue Bell, Pennsylvania	2	188,103	19,041	(680)	15.60%
05/31/13	51 Imclone Drive (d)	Branchburg, New Jersey	1	63,213	6,101	823	8.66%
06/28/13	40 Richards Avenue	Norwalk, Connecticut	1	145,487	15,858	(1,169)	5.24%
07/10/13	106 Allen Road	Bernards Township, New Jersey	1	132,010	17,677	4,155	3.70%
08/27/13	Pennsylvania office portfolio (e) (f)	Suburban Philadelphia, Pennsylvania	15	1,663,511	207,425	43,166	9.90%

Total Property Sales:			24	3,006,409	$390,615	$84,930

(a)	Capitalization rate is calculated by dividing the projected net operating income for the 12 months forward from the closing date by the gross sales price.
(b)
The Company recognized a valuation allowance of $7.1 million on this property at December 31, 2012. In connection with the sale, the Company provided an interest-free note receivable to the buyer of $5 million (with a net present value of $3.6 million at September 30, 2013) which matures in ten years and requires monthly payments of principal.

(c)	The Company recorded an $8.4 million impairment charge on these properties December 31, 2012. The Company has retained a subordinated interest in these properties.
(d)
The property was encumbered by a mortgage which was satisfied by the Company at the time of the sale. The Company incurred $0.7 million in costs for the debt satisfaction, which was included in discontinued operations: loss from early retirement of debt for the nine months ended September 30, 2013.

(e)	In order to reduce the carrying value of five of the properties to their estimated fair market values, the Company recorded impairment charges of $23.9 million at June 30, 2013.
(f)	The portfolio sale also included three developable land parcels.
(g)	This property was vacant when sold.

For the year ended December 31, 2012

Date	Address	Location	# of Bldgs.	Rentable Square Feet	Net Sales Proceeds	Net Realized Gain/(Losses)		Capitalization Rate (a)
Office:
03/28/12	2200 Renaissance Boulevard	King of Prussia, Pennsylvania	1	174,124	n/a	$4,511	(b)	n/a
07/25/12	95 Chestnut Ridge Road	Montvale, New Jersey	1	47,700	$4,014	(487)		(7.30)%	(c)
11/06/12	Strawbridge Drive	Moorestown, New Jersey	3	222,258	19,391	(1,719)		8.00%
Total Office Properties:			5	444,082	$23,405	$2,305

(a)	Capitalization rate is calculated by dividing the projected net operating income for the 12 months forward from the closing date by the gross sales price.
(b)
On March 28, 2012, the Company transferred the deed for this property to the lender in satisfaction of its mortgage obligations. Excludes $9.5 million of unrealized loss on this property recognized by the Company in 2010.

(c)	This property was vacant when sold.

Rental Property Held For Sale
(dollars in thousands)

At September 30, 2013

None.

Mack-Cali Realty Corporation
Supplemental Operating and Financial Data for the Quarter Ended September 30, 2013

Summary of Land Parcels

Property	Location	State	Acres (a)	# of Apartment Units (a)	Potential Commercial Square Feet (a)	Type of Space
Office:
Capital Office Park	Greenbelt	MD	42.8		595,000	Office
Eastpoint II	Lanham	MD	4.8		122,000	Office/Hotel
3 & 5 AAA Drive (b)	Hamilton Township	NJ	17.5		112,000	Office
6 AAA Drive	Hamilton Township	NJ	2.4		32,000	Office
2 South Gold Drive (c)	Hamilton Township	NJ	9.5		75,000	Office
Hillsborough 206 (d)	Hillsborough	NJ	28.1		160,000	Office
Plaza VIII and IX Associates, L.L.C. (d)	Jersey City	NJ	3.6		1,225,000	Office
Harborside (e)	Jersey City	NJ	6.5		3,113,500	Office/Multi-family
One Newark Center (d)	Newark	NJ	1.0		400,000	Office
3 Campus Drive	Parsippany	NJ	10.0		124,000	Office
Mack-Cali Business Campus	Parsippany & Hanover	NJ	20.0		150,000	Office/Retail
Princeton Metro	West Windsor	NJ	10.0		97,000	Office
Princeton Overlook II	West Windsor	NJ	10.0		149,500	Office
Mack-Cali Princeton Executive Park	West Windsor	NJ	59.9		760,000	Office/Hotel
Total Office:			226.1		7,115,000

Office/Flex:
Horizon Center	Hamilton Township	NJ	5.3		68,000	Office/Flex/Retail
Mack-Cali Commercenter	Totowa	NJ	5.8		30,000	Office/Flex
Mid-Westchester Executive Park	Hawthorne	NY	7.2		82,250	Office/Flex
South Westchester Executive Park (f)	Yonkers	NY	52.4		350,000	Office/Flex
South Westchester Executive Park	Yonkers	NY	2.7		50,000	Office/Flex
Total Office/Flex:			73.4		580,250

Multi-Family Residential:
LR Overlook Phase III (d)	Malden	MA	5.7	240		Multi-Family rental
Freehold (h)	Freehold	NJ	20.9	360		Multi-Family rental
RiverPark at Harrison 5-8 (d)	Harrison	NJ	6.5	141		Multi-Family rental
San Remo (d)	Jersey City	NJ	2.5	300		Multi-Family rental
Liberty Landing (d)	Jersey City	NJ	21.0	1,000		Multi-Family rental
Wayne (h)	Wayne	NJ	10.3	220		Multi-Family rental
Port Imperial North (d)	West New York	NJ	17.4	836		Multi-Family rental
Crystal House (d)	Arlington	VA	4.0	295		Multi-Family rental
Total Multi-Family Residential:			88.3	3,392

Mixed-Use:
Portside at Pier One 1-6 (d)	East Boston	MA	11.2	388	63,000	Mixed-Use
Overlook Ridge Land (d)	Malden & Revere	MA	32.9	896	160,000	Mixed-Use
Port Imperial South (g)	Weehawken	NJ	17.1	1,148	416,000	Mixed-Use
Total Mixed-Use			61.2	2,432	639,000

Industrial/Warehouse:
Elmsford Distribution Center (f)	Elmsford	NY	14.5		100,000	Industrial/Warehouse
Total Warehouse:			14.5		100,000

Total			463.5	5,824	8,434,250

(a)	Number of apartment units, square feet, hotel rooms and acres are subject to change.
(b)	This land parcel also includes an existing office building totaling 35,270 square feet.
(c)	This land parcel also includes an existing office building totaling 33,962 square feet.
(d)	Land owned or controlled by joint venture in which Mack-Cali is an equity partner.
(e)	The Company intends to develop a 763 unit multi-family property on a portion of this land through a joint venture. In addition, there are 21 acres of riparian property.
(f)	Mack-Cali holds an option to purchase this land.
(g)	Project is projected to include a 375-room hotel, which in October the venture signed a contract to sell for $24 million.
(h)	Land under contract.

Mack-Cali Realty Corporation
Supplemental Operating and Financial Data for the Quarter Ended September 30, 2013

V.  PORTFOLIO/ LEASING STATISTICS

Mack-Cali Realty Corporation
Supplemental Operating and Financial Data for the Quarter Ended September 30, 2013

V.  PORTFOLIO/ LEASING STATISTICS

Leasing Statistics
(For the three months ended September 30, 2013)

Consolidated Commercial In-Service Portfolio

SUMMARY OF SPACE LEASED

			LEASING ACTIVITY
Market	Sq. Ft. Leased 6/30/13	Leased Sq. Ft. Acquired/Sold (a)	Expiring/ Adjustment Sq. Ft. (b)	Incoming Sq. Ft.	Net Leasing Activity	Sq. Ft. Leased 9/30/13 (c)	Pct. Leased 9/30/13	Pct. Leased 6/30/13

Northern NJ	11,876,352	-	(229,752)	189,560	(40,192)	11,836,160	82.7%	83.0%
Central NJ	4,909,021	(72,247)	(518,045)	521,549	3,504	4,840,278	90.1%	89.2%
Westchester Co., NY	4,061,227	-	(206,337)	207,232	895	4,062,122	89.5%	89.5%
Manhattan	524,476	-	-	-	-	524,476	100.0%	100.0%
Sub. Philadelphia	2,623,671	(1,406,252)	(78,900)	25,729	(53,171)	1,164,248	90.8%	89.1%
Fairfield, CT	418,843	-	(13,463)	13,463	-	418,843	92.6%	92.6%
Washington, DC/MD	1,075,073	-	(30,961)	21,849	(9,112)	1,065,961	82.5%	83.2%
Rockland Co., NY	160,964	-	(7,232)	1,218	(6,014)	154,950	86.1%	89.4%
Totals	25,649,627	(1,478,499)	(1,084,690)	980,600	(104,090)	24,067,038	86.1%	86.2%

RECONCILIATION OF TOTAL PROPERTY SQUARE FOOTAGE

Total sq. ft. as of June 30, 2013	29,747,372
Total sq. ft. of properties sold this period	(1,795,521)
Total sq. ft. as of September 30, 2013	27,951,851

(a)	Net gain/loss of leased square footage through properties sold, acquired or placed in service during the period.
(b)
Represents the square footage of expiring leases and leases scheduled to expire in the future for which new leases or renewals were signed during the period, as well as internal administrative adjustments.

(c)	Includes leases expiring September 30, 2013 aggregating 62,054 square feet for which no new leases were signed.

Mack-Cali Realty Corporation
Supplemental Operating and Financial Data for the Quarter Ended September 30, 2013

Leasing Statistics

(For the three months ended September 30, 2013)

Consolidated Commercial In-Service Portfolio (continued)

DETAIL OF TRANSACTION ACTIVITY

Detail by Market
Market	Property Type	# of Trans- actions	Total Sq. Ft.	Sq. Ft. New Leases	Sq. Ft. Renewed And Other Retained (a)	Wtd. Avg. Term (Yrs.)	Wtd. Avg. Base Rent (b)	Leasing Costs Per Sq. Ft. Per Year (c)

Northern NJ	Office	29	158,558	110,585	47,973	5.4	24.84	4.98
	Office/Flex	2	31,002	28,130	2,872	5.8	15.47	0.69
Central NJ	Office	36	506,539	52,308	454,231	4.5	19.62	2.53
	Office/Flex	5	15,010	4,939	10,071	2.2	13.97	0.94
Westchester Co., NY	Office	19	85,611	29,104	56,507	3.5	21.71	2.25
	Office/Flex	19	115,626	22,869	92,757	4.1	14.60	2.56
	Industrial/Warehouse	1	5,995	-	5,995	5.0	14.41	1.21
Sub. Philadelphia	Office	3	7,529	-	7,529	4.7	19.53	0.77
	Office/Flex	2	18,200	5,400	12,800	5.3	8.47	1.17
Fairfield Co., CT	Office	1	1,914	-	1,914	1.0	25.61	1.43
	Office/Flex	1	11,549	-	11,549	2.0	20.13	3.37
Washington, DC/MD	Office	12	21,849	10,902	10,947	3.7	21.57	3.12
Rockland Co., NY	Office	1	1,218	1,218	-	5.0	22.26	5.33

Totals		131	980,600	265,455	715,145	4.5	19.66	2.87

Detail by Property Type
	Office	101	783,218	204,117	579,101	4.6	20.98	3.10
	Office/Flex	29	191,387	61,338	130,049	4.2	14.44	1.93
	Industrial/Warehouse	1	5,995	-	5,995	5.0	14.41	1.21

Totals		131	980,600	265,455	715,145	4.5	19.66	2.87

Tenant Retention:	Leases Retained	65.0%
	Sq. Ft. Retained	65.9%

(a)	“Other Retained” transactions include existing tenants’ expansions and relocations within the same building.
(b)	Equals triple net rent plus common area costs and real estate taxes, as applicable.
(c)
Represents estimated workletter costs of $8,674,347 and commissions of $3,936,745 committed, but not necessarily expended, during the period for second generation space aggregating 976,980 square feet.

Mack-Cali Realty Corporation
Supplemental Operating and Financial Data for the Quarter Ended September 30, 2013

Leasing Statistics
(For the three months ended September 30, 2013)

Unconsolidated Commercial Joint Venture Properties

SUMMARY OF SPACE LEASED

						LEASING ACTIVITY
Market	Inventory 6/30/13	Inventory Acquired/ Disposed	Inventory 9/30/13	Sq. Ft. Leased 6/30/13	Leased Sq. Ft. Acquired/ Sold (a)	Expiring/ Adjustment Sq. Ft. (b)	Incoming Sq. Ft.	Net Leasing Activity	Sq. Ft. Leased 9/30/13	Pct. Leased 9/30/13	Pct. Leased 6/30/13

Northern NJ	662,524	-	662,524	650,908	-	-	-	-	650,908	98.2%	98.2%
Central NJ	92,878	-	92,878	92,878	-	-	-	-	92,878	100.0%	100.0%
Sub. Philadelphia	-	1,842,820	1,842,820	-	1,582,180	(12,606)	15,951	3,345	1,585,525	86.0%	-

Totals	755,402	1,842,820	2,598,222	743,786	1,582,180	(12,606)	15,951	3,345	2,329,311	89.7%	98.5%

DETAIL OF TRANSACTION ACTIVITY

Detail by Market Market	# of Trans- actions	Total Sq. Ft.	Sq. Ft. New Leases	Sq. Ft. Renewed And Other Retained (c)	Wtd. Avg. Term (Yrs.)	Wtd. Avg. Base Rent (d)	Leasing Costs Per Sq. Ft. Per Year (e)

Northern NJ	-	-	-	-	-	-	-
Central NJ	-	-	-	-	-	-	-
Sub. Philadelphia	5	15,951	6,791	9,160	2.8	25.35	0.94

Totals	5	15,951	6,791	9,160	2.8	25.35	0.94

Unconsolidated Retail Joint Venture Properties

SUMMARY OF SPACE LEASED

						LEASING ACTIVITY
Market	Inventory 6/30/13	Inventory Acquired/ Disposed	Inventory 9/30/13	Sq. Ft. Leased 6/30/13	Leased Sq. Ft. Acquired/ Sold (a)	Expiring/ Adjustment Sq. Ft. (b)	Incoming Sq. Ft.	Net Leasing Activity	Sq. Ft. Leased 9/30/13	Pct. Leased 9/30/13	Pct. Leased 6/30/13

Northern NJ	81,516	-	81,516	49,464	-	-	-	-	49,464	60.7%	60.7%

DETAIL OF TRANSACTION ACTIVITY

None

(a)	Net gain/loss of leased square footage through properties sold, acquired or placed in service during the period.
(b)
Represents the square footage of expiring leases and leases scheduled to expire in the future for which new leases or renewals were signed during the period, as well as internal administrative adjustments.

(c)	“Other Retained” transactions include existing tenants’ expansions and relocations within the same building.
(d)	Equals triple net rent plus common area costs and real estate taxes, as applicable.
(e)	Represents estimated workletter costs of $2,215 and commissions of $12,810 committed, but not necessarily expended, during the period for second generation space aggregating 9,160 square feet.

Mack-Cali Realty Corporation
Supplemental Operating and Financial Data for the Quarter Ended September 30, 2013

Leasing Statistics
(For the nine months ended September 30, 2013)

Consolidated Commercial In-Service Portfolio

SUMMARY OF SPACE LEASED

			LEASING ACTIVITY
Market	Sq. Ft. Leased 12/31/12	Leased Sq. Ft. Acquired/Sold (a)	Expiring/ Adjustment Sq. Ft. (b)	Incoming Sq. Ft.	Net Leasing Activity	Sq. Ft. Leased 9/30/13 (c)	Pct. Leased 9/30/13	Pct. Leased 12/31/12

Northern NJ	12,240,291	(134,196)	(1,218,163)	948,228	(269,935)	11,836,160	82.7%	84.6%
Central NJ	5,199,678	(340,899)	(1,081,863)	1,063,362	(18,501)	4,840,278	90.1%	90.1%
Westchester Co., NY	4,329,834	-	(1,069,013)	801,301	(267,712)	4,062,122	89.5%	90.4%
Manhattan	524,476	-	(22,255)	22,255	-	524,476	100.0%	100.0%
Sub. Philadelphia	2,822,395	(1,573,379)	(371,167)	286,399	(84,768)	1,164,248	90.8%	90.1%
Fairfield, CT	509,647	(104,637)	(25,486)	39,319	13,833	418,843	92.6%	85.3%
Washington, DC/MD	1,010,753	-	(80,237)	135,445	55,208	1,065,961	82.5%	78.2%
Rockland Co., NY	168,410	-	(38,571)	25,111	(13,460)	154,950	86.1%	93.6%
Totals	26,805,484	(2,153,111)	(3,906,755)	3,321,420	(585,335)	24,067,038	86.1%	87.2%

RECONCILIATION OF TOTAL PROPERTY SQUARE FOOTAGE

Total sq. ft. as of December 31, 2012	30,754,754
Total sq. ft. of properties added this period	203,506
Total sq. ft. of properties sold this period	(3,006,409)
Total sq. ft. as of September 30, 2013	27,951,851

(a)	Net gain/loss of leased square footage through properties sold, acquired or placed in service during the period.
(b)
Represents the square footage of expiring leases and leases scheduled to expire in the future for which new leases or renewals were signed during the period, as well as internal administrative adjustments.

(c)	Includes leases expiring September 30, 2013 aggregating 62,054 square feet for which no new leases were signed.

Mack-Cali Realty Corporation
Supplemental Operating and Financial Data for the Quarter Ended September 30, 2013

Leasing Statistics

(For the nine months ended September 30, 2013)

Consolidated Commercial In-Service Portfolio (continued)

DETAIL OF TRANSACTION ACTIVITY

Detail by Market
Market	Property Type	# of Trans- actions	Total Sq. Ft.	Sq. Ft. New Leases	Sq. Ft. Renewed And Other Retained (a)	Wtd. Avg. Term (Yrs.)	Wtd. Avg. Base Rent (b)	Leasing Costs Per Sq. Ft. Per Year (c)

Northern NJ	Office	112	878,072	259,884	618,188	5.2	24.13	3.62
	Office/Flex	6	70,156	30,857	39,299	3.9	16.80	0.90
Central NJ	Office	101	989,590	250,658	738,932	5.2	21.49	3.45
	Office/Flex	11	73,772	22,418	51,354	2.6	15.63	2.74
Westchester Co., NY	Office	53	306,680	82,479	224,201	4.8	22.95	2.16
	Office/Flex	65	412,306	74,024	338,282	4.0	16.52	2.12
	Industrial/Warehouse	8	82,315	24,354	57,961	5.0	17.22	1.52
Manhattan	Office	1	22,255	22,255	-	15.8	35.37	6.35
Sub. Philadelphia	Office	31	107,716	21,678	86,038	4.4	23.29	3.48
	Office/Flex	18	178,683	19,505	159,178	2.9	11.19	0.75
Fairfield Co., CT	Office	8	27,770	1,363	26,407	6.9	19.23	2.00
	Office/Flex	1	11,549	-	11,549	2.0	20.13	3.37
Washington, DC/MD	Office	25	135,445	98,831	36,614	7.5	22.21	5.43
Rockland Co., NY	Office	9	25,111	4,707	20,404	7.1	23.26	2.49

Totals		449	3,321,420	913,013	2,408,407	5.0	20.99	3.22

Detail by Property Type
	Office	340	2,492,639	741,855	1,750,784	5.4	22.83	3.56
	Office/Flex	101	746,466	146,804	599,662	3.6	15.24	1.78
	Industrial/Warehouse	8	82,315	24,354	57,961	5.0	17.22	1.52

Totals		449	3,321,420	913,013	2,408,407	5.0	20.99	3.22

Tenant Retention:	Leases Retained	63.7%
	Sq. Ft. Retained	61.6%

(a)	“Other Retained” transactions include existing tenants’ expansions and relocations within the same building.
(b)	Equals triple net rent plus common area costs and real estate taxes, as applicable.
(c)
Represents estimated workletter costs of $36,886,647 and commissions of $15,920,573 committed, but not necessarily expended, during the period for second generation space aggregating 3,317,800 square feet.

Mack-Cali Realty Corporation
Supplemental Operating and Financial Data for the Quarter Ended September 30, 2013

Leasing Statistics
(For the nine months ended September 30, 2013)

Unconsolidated Commercial Joint Venture Properties

SUMMARY OF SPACE LEASED

						LEASING ACTIVITY
Market	Inventory 12/31/12	Inventory Acquired/ Disposed	Inventory 9/30/13	Sq. Ft. Leased 12/31/12	Leased Sq. Ft. Acquired/ Sold (a)	Expiring/ Adjustment Sq. Ft. (b)	Incoming Sq. Ft.	Net Leasing Activity	Sq. Ft. Leased 9/30/13	Pct. Leased 9/30/13	Pct. Leased 12/31/12

Northern NJ	762,534	(100,010)	662,524	752,111	(100,010)	(4,947)	3,754	(1,193)	650,908	98.2%	98.6%
Central NJ	92,878	-	92,878	92,878	-	-	-	-	92,878	100.0%	100.0%
Sub. Philadelphia	-	1,842,820	1,842,820	-	1,582,180	(12,606)	15,951	3,345	1,585,525	86.0%	-

Totals	855,412	1,742,810	2,598,222	844,989	1,482,170	(17,553)	19,705	2,152	2,329,311	89.7%	98.8%

DETAIL OF TRANSACTION ACTIVITY

Unconsolidated Retail Joint Venture Properties

Detail by Market Market	# of Trans- actions	Total Sq. Ft.	Sq. Ft. New Leases	Sq. Ft. Renewed And Other Retained (c)	Wtd. Avg. Term (Yrs.)	Wtd. Avg. Base Rent (d)	Leasing Costs Per Sq. Ft. Per Year (e)

Northern NJ	1	3,754	3,754	-	5.5	29.64	7.50
Central NJ	-	-	-	-	-	-	-
Sub Philadelphia	5	15,951	6,791	9,160	2.8	25.35	0.94

Totals	6	19,705	10,545	9,160	3.3	26.17	2.8

SUMMARY OF SPACE LEASED

						LEASING ACTIVITY
Market	Inventory 12/31/12	Inventory Acquired/ Disposed	Inventory 9/30/13	Sq. Ft. Leased 12/31/12	Leased Sq. Ft. Acquired/ Sold (a)	Expiring/ Adjustment Sq. Ft. (b)	Incoming Sq. Ft.	Net Leasing Activity	Sq. Ft. Leased 9/30/13	Pct. Leased 9/30/13	Pct. Leased 12/31/12

Northern NJ	81,516	-	81,516	37,634	-	-	11,830	11,830	49,464	60.7%	46.2%

DETAIL OF TRANSACTION ACTIVITY
Detail by Market Market	# of Trans- actions	Total Sq. Ft.	Sq. Ft. New Leases	Sq. Ft. Renewed And Other Retained (c)	Wtd. Avg. Term (Yrs.)	Wtd. Avg. Base Rent (d)	Leasing Costs Per Sq. Ft. Per Year (f)

Northern NJ	2	11,830	11,830	-	10.2	21.25	N/A

(a)	Net gain/loss of leased square footage through properties sold, acquired or placed in service during the period.
(b)
Represents the square footage of expiring leases and leases scheduled to expire in the future for which new leases or renewals were signed during the period, as well as internal administrative adjustments.

(c)	“Other Retained” transactions include existing tenants’ expansions and relocations within the same building.
(d)	Equals triple net rent plus common area costs and real estate taxes, as applicable.
(e)	Represents estimated workletter costs of $117,313 and commissions of $52,584 committed, but not necessarily expended, during the period for second generation space aggregating 12,914 square feet.
(f)	Represents estimated workletter and commission costs committed, but not necessarily expended, during the period for second generation space.

Mack-Cali Realty Corporation
Supplemental Operating and Financial Data for the Quarter Ended September 30, 2013

Market Diversification

The following table lists the Company’s markets (MSAs), based on annualized contractual base rent of the Consolidated Commercial Properties:

Market (MSA)	Annualized Base Rental Revenue ($) (a) (b) (c)	Percentage of Company Annualized Commercial Base Rental Revenue (%)	Total Property Size Rentable Area (b) (c)	Percentage of Rentable Area (%)
Newark, NJ (Essex-Morris-Union Counties)	131,128,025	23.7	6,699,221	24.0
Jersey City, NJ	118,068,622	21.3	4,317,978	15.4
Westchester-Rockland, NY	83,863,205	15.2	4,720,020	16.9
Bergen-Passaic, NJ	74,641,058	13.5	4,164,226	14.9
Middlesex-Somerset-Hunterdon, NJ	37,641,904	6.8	1,921,405	6.9
Washington, DC-MD-VA-WV	30,567,467	5.5	1,292,807	4.6
Monmouth-Ocean, NJ	25,002,491	4.5	1,620,863	5.8
Trenton, NJ	19,117,928	3.5	956,597	3.4
New York (Manhattan)	17,801,543	3.2	524,476	1.9
Stamford-Norwalk, CT	7,991,018	1.4	452,260	1.6
Philadelphia, PA-NJ	7,973,605	1.4	1,281,998	4.6

Totals	553,796,866	100.0	27,951,851	100.0

(a)
Annualized base rental revenue is based on actual September 2013 billings times 12. For leases whose rent commences after October 1, 2013, annualized base rental revenue is based on the first full month’s billing times 12. As annualized base rental revenue is not derived from historical GAAP results, historical results may differ from those set forth above.

(b)
Includes leases in effect as of the period end date, some of which have commencement dates in the future, and leases expiring September 30, 2013 aggregating 62,054 square feet and representing annualized rent of $1,399,427 for which no new leases were signed.

(c)	Includes office, office/flex, industrial/warehouse and stand-alone retail tenants only. Excludes leases for amenity, retail, parking and month-to-month tenants. Some tenants have multiple leases

Mack-Cali Realty Corporation
Supplemental Operating and Financial Data for the Quarter Ended September 30, 2013

Industry Diversification

The following table lists the Company’s 30 largest industry classifications based on annualized contractual base rent of the Consolidated Commercial Properties:

Industry Classification (a)	Annualized Base Rental Revenue ($) (b) (c) (d)	Percentage of Company Annualized Commercial Base Rental Revenue (%)	Square Feet Leased (c) (d)	Percentage of Total Company Commercial Leased Sq. Ft. (%)
Securities, Commodity Contracts & Other Financial	80,057,177	14.4	2,651,825	11.2
Insurance Carriers & Related Activities	54,151,236	9.8	2,047,041	8.7
Manufacturing	44,299,580	8.0	2,064,794	8.8
Telecommunications	35,897,031	6.5	1,833,294	7.8
Legal Services	34,744,133	6.3	1,329,510	5.7
Credit Intermediation & Related Activities	31,285,852	5.6	1,043,257	4.4
Computer System Design Svcs.	22,796,004	4.1	1,044,753	4.4
Health Care & Social Assistance	21,616,145	3.9	1,161,841	4.9
Accounting/Tax Prep.	19,681,647	3.6	775,611	3.3
Architectural/Engineering	19,622,530	3.5	780,335	3.3
Wholesale Trade	19,110,701	3.5	1,296,035	5.5
Scientific Research/Development	15,334,484	2.8	500,459	2.1
Public Administration	14,220,198	2.6	531,562	2.3
Admin & Support, Waste Mgt. & Remediation Svcs.	12,806,882	2.3	608,241	2.6
Accommodation & Food Services	12,664,035	2.3	529,671	2.3
Arts, Entertainment & Recreation	12,109,465	2.2	717,680	3.1
Management/Scientific	11,689,508	2.1	435,853	1.9
Other Services (except Public Administration)	11,512,650	2.1	440,543	1.9
Other Professional	10,653,966	1.9	470,869	2.0
Real Estate & Rental & Leasing	10,062,191	1.8	536,701	2.3
Advertising/Related Services	8,323,944	1.5	307,378	1.3
Retail Trade	6,958,491	1.3	417,221	1.8
Construction	6,429,916	1.2	330,377	1.4
Data Processing Services	6,035,511	1.1	235,201	1.0
Transportation	5,767,340	1.0	295,695	1.3
Broadcasting	5,082,468	0.9	183,395	0.8
Utilities	4,882,993	0.9	203,471	0.9
Information Services	3,813,555	0.7	149,436	0.6
Educational Services	2,737,061	0.5	142,822	0.6
Publishing Industries	2,635,058	0.5	140,697	0.6
Other	6,815,114	1.1	286,074	1.2

Totals	553,796,866	100.0	23,491,642	100.0

(a)	The Company’s tenants are classified according to the U.S. Government’s North American Industrial Classification System (NAICS).
(b)
Annualized base rental revenue is based on actual September 2013 billings times 12. For leases whose rent commences after October 1, 2013, annualized base rental revenue is based on the first full month’s billing times 12. As annualized base rental revenue is not derived from historical GAAP results, historical results may differ from those set forth above.

(c)	Includes office, office/flex, industrial/warehouse and stand-alone retail tenants only. Excludes leases for amenity, retail, parking and month-to-month tenants. Some tenants have multiple leases.
(d)
Includes leases in effect as of the period end date, some of which have commencement dates in the future, and leases expiring September 30, 2013 aggregating 62,054 square feet and representing annualized rent of $1,399,427 for which no new leases were signed.

Mack-Cali Realty Corporation
Supplemental Operating and Financial Data for the Quarter Ended September 30, 2013

Consolidated Portfolio Analysis (a)

(as of September 30, 2013)

Breakdown by Number of Properties

PROPERTY TYPE:

STATE	Office	% of Total	Office/Flex	% of Total	Industrial/ Warehouse	% of Total	Stand- Alone Retail	% of Total	Land Leases	% of Total	Multi- Family	% of Total	TOTALS By State	% of Total
New Jersey	104	42.7%	49	20.1%	--	--	1	0.4%	--	--	--	--	154	63.2%
New York	20	8.2%	41	16.8%	6	2.5%	2	0.8%	2	0.8%	--	--	71	29.1%
Connecticut	1	0.4%	5	2.0%	--	--	--	--	--	--	--	--	6	2.4%
Wash., D.C./ Maryland	10	4.1%	--	--	--	--	--	--	1	0.4%	--	--	11	4.5%
Massachusetts	--	--	--	--	--	--	--	--	--	--	2	0.8%	2	0.8%
TOTALS By Type:	135	55.4%	95	38.9%	6	2.5%	3	1.2%	3	1.2%	2	0.8%	244	100.0%

(a)	Excludes 31 properties, aggregating approximately 2.7 million square feet, which are not consolidated by the Company.

Mack-Cali Realty Corporation
Supplemental Operating and Financial Data for the Quarter Ended September 30, 2013

Consolidated Portfolio Analysis (a)

(as of September 30, 2013)

Breakdown by Square Footage for Commercial Properties

PROPERTY TYPE:
STATE	Office	% of Total	Office/Flex	% of Total	Industrial/ Warehouse	% of Total	Stand- Alone Retail	% of Total	TOTALS By State	% of Total
New Jersey	18,772,757	67.1%	2,189,531	7.8%	--	--	16,736	0.1%	20,979,024	75.0%
New York	2,490,984	8.9%	2,348,812	8.4%	387,400	1.4%	17,300	0.1%	5,244,496	18.8%
Connecticut	179,260	0.6%	273,000	1.0%	--	--	--	--	452,260	1.6%
Wash., D.C./ Maryland	1,292,807	4.6%	--	--	--	--	--	--	1,292,807	4.6%
TOTALS By Type:	22,735,808	81.2%	4,811,343	17.2%	387,400	1.4%	34,036	0.2%	27,968,587	100.0%

(a)
Excludes two consolidated multi-family properties, aggregating 722 apartment units; as well as 31 properties, aggregating approximately 2.7 million square feet, which are not consolidated by the Company.

Mack-Cali Realty Corporation
Supplemental Operating and Financial Data for the Quarter Ended September 30, 2013

Consolidated Portfolio Analysis (a)

(Year ended September 30, 2013)

Breakdown by Base Rental Revenue (b)
(Dollars in thousands)

PROPERTY TYPE:

STATE	Office	% of Total	Office/ Flex	% of Total	Indust./ Ware-house	% of Total	Stand- Alone Retail	% of Total	Land Leases	% of Total	Multi- Family	% of Total	TOTALS By State	% of Total

New Jersey	$380,834	70.8%	$17,226	3.2%	--	--	--	--	--	--	--	--	$398,060	74.0%
New York	57,645	10.7%	34,113	6.3%	$3,765	0.7%	$484	0.1%	$333	0.1%	--	--	96,340	17.9%
Connecticut	3,565	0.7%	4,324	0.8%	--	--	--	--	--	--	--	--	7,889	1.5%
Wash., D.C./ Maryland	27,963	5.2%	--	--	--	--	--	--	153	--			28,116	5.2%
Massachusetts	--	--	--	--	--	--	--	--	--	--	$7,446	1.4%	7,446	1.4%
TOTALS By Type:	$470,007	87.4%	$55,663	10.3%	$3,765	0.7%	$484	0.1%	$486	0.1%	$7,446	1.4%	$537,851	100.0%

(a)   Excludes 31 properties, aggregating approximately 2.7 million square feet, which are not consolidated by the Company.
(b)
Total base rent for the year ended September 30, 2013, determined in accordance with GAAP. Substantially all of the commercial leases provide for annual base rents plus recoveries and escalation charges based upon the tenants’ proportionate share of and/or increases in real estate taxes and certain costs, as defined, and the pass through of charges for electrical usage.

Mack-Cali Realty Corporation
Supplemental Operating and Financial Data for the Quarter Ended September 30, 2013

Consolidated Portfolio Analysis (a) (b)
(as of September 30, 2013)

Breakdown by Percentage Leased for Commercial Properties

PROPERTY TYPE:
STATE	Office	Office/Flex	Industrial/Warehouse	Stand-Alone Retail	WEIGHTED AVG. By State
New Jersey	84.6%	89.2%	--	52.2%	85.1%
New York	87.1%	94.5%	86.7%	100.0%	90.4%
Connecticut	81.4%	100.0%	--	--	92.6%
Washington, D.C./ Maryland	82.5%	--	--	--	82.5%
WEIGHTED AVG. By Type:	84.8%	92.4%	86.7%	76.5%	86.1%

(a)
Excludes two consolidated multi-family properties, aggregating 722 apartment units; as well as 31 properties, aggregating approximately 2.7 million square feet, which are not consolidated by the Company, and parcels of land leased to others.

(b)
Percentage leased includes all commercial leases in effect as of the period end date, some of which have commencement dates in the future as well as leases expiring September 30, 2013 aggregating 62,054 square feet for which no new leases were signed.

Mack-Cali Realty Corporation
Supplemental Operating and Financial Data for the Quarter Ended September 30, 2013

Property Listing Office Properties
Property Location	Year Built	Net Rentable Area (Sq. Ft.)	Percentage Leased as of 9/30/13 (%) (a)	2013 Base Rent ($000’s) (b) (c)	Percentage of Total 2013 Base Rent %	2013 Average Base Rent Per Sq. Ft. ($) (c) (d)

BERGEN COUNTY, NEW JERSEY
Fair Lawn
17-17 Route 208 North	1987	143,000	88.5	2,650	0.49	20.94
Fort Lee
One Bridge Plaza	1981	200,000	89.2	4,636	0.86	25.99
2115 Linwood Avenue	1981	68,000	58.6	979	0.18	24.57
Lyndhurst
210 Clay Avenue	1981	121,203	84.2	2,446	0.45	23.97
Montvale
135 Chestnut Ridge Road	1981	66,150	66.6	981	0.18	22.27
Paramus
15 East Midland Avenue	1988	259,823	80.5	4,613	0.86	22.06
140 East Ridgewood Avenue	1981	239,680	84.7	5,274	0.98	25.98
461 From Road	1988	253,554	39.4	2,234	0.42	22.36
650 From Road	1978	348,510	81.5	5,398	1.00	19.00
61 South Paramus Road (e)	1985	269,191	62.6	4,610	0.86	27.36
Rochelle Park
120 West Passaic Street	1972	52,000	99.6	1,488	0.28	28.73
365 West Passaic Street	1976	212,578	86.1	3,680	0.68	20.11
395 West Passaic Street	1979	100,589	54.7	1,140	0.21	20.72
Upper Saddle River
1 Lake Street	1973/94	474,801	100.0	7,465	1.39	15.72
10 Mountainview Road	1986	192,000	85.3	3,155	0.59	19.26
Woodcliff Lake
400 Chestnut Ridge Road	1982	89,200	100.0	1,950	0.36	21.86
470 Chestnut Ridge Road	1987	52,500	100.0	1,215	0.23	23.14
530 Chestnut Ridge Road	1986	57,204	100.0	1,080	0.20	18.88
50 Tice Boulevard	1984	235,000	87.2	5,444	1.01	26.57
300 Tice Boulevard	1991	230,000	100.0	6,115	1.14	26.59

ESSEX COUNTY, NEW JERSEY
Millburn
150 J.F. Kennedy Parkway	1980	247,476	73.7	4,947	0.92	27.12
Borough of Roseland
4 Becker Farm Road	1983	281,762	96.2	6,919	1.29	25.53
5 Becker Farm Road	1982	118,343	89.5	1,995	0.37	18.84
6 Becker Farm Road	1982	129,732	78.3	2,575	0.48	25.35
101 Eisenhower Parkway	1980	237,000	84.8	4,745	0.88	23.61
103 Eisenhower Parkway	1985	151,545	70.6	2,242	0.42	20.96
105 Eisenhower Parkway	2001	220,000	50.2	3,573	0.66	32.35
75 Livingston Avenue	1985	94,221	64.2	1,302	0.24	21.52
85 Livingston Avenue	1985	124,595	81.8	2,629	0.49	25.80

HUDSON COUNTY, NEW JERSEY
Jersey City
Harborside Plaza 1	1983	400,000	100.0	11,315	2.10	28.29
Harborside Plaza 2	1990	761,200	97.2	19,426	3.61	26.26
Harborside Plaza 3	1990	725,600	77.5	19,437	3.61	34.56
Harborside Plaza 4A	2000	207,670	100.0	6,591	1.23	31.74
Harborside Plaza 5	2002	977,225	86.7	30,883	5.74	36.45
101 Hudson Street	1992	1,246,283	82.4	28,962	5.38	28.20

Mack-Cali Realty Corporation
Supplemental Operating and Financial Data for the Quarter Ended September 30, 2013

Property Listing Office Properties (continued)
Property Location	Year Built	Net Rentable Area (Sq. Ft.)	Percentage Leased as of 9/30/13 (%) (a)	2013 Base Rent ($000’s) (b) (c)	Percentage of Total 2013 Base Rent %	2013 Average Base Rent Per Sq. Ft. ($) (c) (d)

MERCER COUNTY, NEW JERSEY
Hamilton Township
3 AAA Drive	1981	35,270	72.2	641	0.12	25.17
600 Horizon Drive	2002	95,000	100.0	1,229	0.23	12.94
700 Horizon Drive	2007	120,000	100.0	2,459	0.46	20.49
2 South Gold Drive	1974	33,962	61.6	375	0.07	17.92
Princeton
103 Carnegie Center	1984	96,000	89.4	2,191	0.41	25.53
2 Independence Way	1981	67,401	100.0	1,531	0.28	22.71
3 Independence Way	1983	111,300	100.0	2,067	0.38	18.57
100 Overlook Center	1988	149,600	89.6	3,727	0.69	27.80
5 Vaughn Drive	1987	98,500	99.1	2,257	0.42	23.12

MIDDLESEX COUNTY, NEW JERSEY
East Brunswick
377 Summerhill Road	1977	40,000	100.0	372	0.07	9.30
Edison
343 Thornall Street (c)	1991	195,709	93.0	3,321	0.62	18.25
Piscataway
30 Knightsbridge Road, Bldg. 3	1977	160,000	100.0	2,314	0.43	14.46
30 Knightsbridge Road, Bldg. 4	1977	115,000	100.0	1,663	0.31	14.46
30 Knightsbridge Road, Bldg. 5	1977	332,607	92.9	5,281	0.98	17.09
30 Knightsbridge Road, Bldg. 6	1977	72,743	63.8	240	0.04	5.17
Plainsboro
500 College Road East (e)	1984	158,235	85.1	2,982	0.55	22.14
Woodbridge
581 Main Street	1991	200,000	95.4	4,882	0.91	25.59

MONMOUTH COUNTY, NEW JERSEY
Freehold
2 Paragon Way	1989	44,524	50.5	452	0.08	20.10
3 Paragon Way	1991	66,898	88.2	905	0.17	15.34
4 Paragon Way	2002	63,989	30.8	476	0.09	24.15
100 Willow Brook Road	1988	60,557	57.4	768	0.14	22.09
Holmdel
23 Main Street	1977	350,000	100.0	4,012	0.75	11.46
Middletown
One River Centre Bldg. 1	1983	122,594	80.4	2,671	0.50	27.10
One River Centre Bldg. 2	1983	120,360	84.9	2,629	0.49	25.73
One River Centre Bldg. 3 and 4	1984	214,518	93.3	4,391	0.82	21.94
Neptune
3600 Route 66	1989	180,000	100.0	2,130	0.40	11.83
Wall Township
1305 Campus Parkway	1988	23,350	92.4	382	0.07	17.71
1350 Campus Parkway	1990	79,747	99.9	1,062	0.20	13.33

MORRIS COUNTY, NEW JERSEY
Florham Park
325 Columbia Turnpike	1987	168,144	100.0	3,924	0.73	23.34
Morris Plains
250 Johnson Road	1977	75,000	100.0	1,514	0.28	20.19
201 Littleton Road	1979	88,369	75.4	1,323	0.25	19.86

Mack-Cali Realty Corporation
Supplemental Operating and Financial Data for the Quarter Ended September 30, 2013

Property Listing Office Properties (continued)
Property Location	Year Built	Net Rentable Area (Sq. Ft.)	Percentage Leased as of 9/30/13 (%) (a)	2013 Base Rent ($000’s) (b) (c)	Percentage of Total 2013 Base Rent %	2013 Average Base Rent Per Sq. Ft. ($) (c) (d)

Morris Township
412 Mt. Kemble Avenue	1986	475,100	67.5	7,120	1.32	22.20
Parsippany
4 Campus Drive	1983	147,475	74.8	2,355	0.44	21.35
6 Campus Drive	1983	148,291	76.8	2,606	0.48	22.88
7 Campus Drive	1982	154,395	86.3	2,579	0.48	19.36
8 Campus Drive	1987	215,265	65.8	2,825	0.53	19.94
9 Campus Drive	1983	156,495	30.8	1,261	0.23	26.16
4 Century Drive	1981	100,036	46.8	1,109	0.21	23.69
5 Century Drive	1981	79,739	52.0	896	0.17	21.61
6 Century Drive	1981	100,036	58.0	1,024	0.19	17.65
2 Dryden Way	1990	6,216	100.0	99	0.02	15.93
4 Gatehall Drive	1988	248,480	81.7	5,848	1.09	28.81
2 Hilton Court	1991	181,592	100.0	6,529	1.21	35.95
1633 Littleton Road	1978	57,722	100.0	1,131	0.21	19.59
600 Parsippany Road	1978	96,000	90.9	1,644	0.31	18.84
1 Sylvan Way	1989	150,557	96.0	4,088	0.76	28.28
4 Sylvan Way	1984	105,135	100.0	1,641	0.31	15.61
5 Sylvan Way	1989	151,383	85.6	3,807	0.71	29.38
7 Sylvan Way	1987	145,983	0.0	2,454	0.46	0.00
14 Sylvan Way (f)	2013	203,506	100.0	1,630	0.30	24.78
22 Sylvan Way	2009	249,409	100.0	6,327	1.18	25.37
20 Waterview Boulevard	1988	225,550	93.8	4,810	0.89	22.74
35 Waterview Boulevard	1990	172,498	92.8	4,201	0.78	26.24
5 Wood Hollow Road	1979	317,040	95.2	6,004	1.12	19.89

PASSAIC COUNTY, NEW JERSEY
Totowa
999 Riverview Drive	1988	56,066	91.8	745	0.14	14.47

SOMERSET COUNTY, NEW JERSEY
Basking Ridge
222 Mt. Airy Road	1986	49,000	100.0	1,077	0.20	21.98
233 Mt. Airy Road	1987	66,000	67.5	82	0.02	1.84
Bridgewater
440 Route 22 East	1990	198,376	95.5	4,655	0.87	24.57
721 Route 202/206	1989	192,741	98.6	4,161	0.77	21.90
Warren
10 Independence Boulevard	1988	120,528	92.6	2,623	0.49	23.50

UNION COUNTY, NEW JERSEY
Clark
100 Walnut Avenue	1985	182,555	100.0	4,794	0.89	26.26
Cranford
6 Commerce Drive	1973	56,000	95.3	1,053	0.20	19.73
11 Commerce Drive	1981	90,000	81.5	2,050	0.38	27.95
12 Commerce Drive	1967	72,260	84.7	923	0.17	15.08
14 Commerce Drive	1971	67,189	87.8	1,258	0.23	21.32
20 Commerce Drive	1990	176,600	87.5	3,547	0.66	22.95
25 Commerce Drive	1971	67,749	81.3	1,256	0.23	22.80

Mack-Cali Realty Corporation
Supplemental Operating and Financial Data for the Quarter Ended September 30, 2013

Property Listing Office Properties (continued)
Property Location	Year Built	Net Rentable Area (Sq. Ft.)	Percentage Leased as of 9/30/13 (%) (a)	2013 Base Rent ($000’s) (b) (c)	Percentage of Total 2013 Base Rent %	2013 Average Base Rent Per Sq. Ft. ($) (c) (d)

65 Jackson Drive	1984	82,778	49.6	1,209	0.22	29.45
New Providence
890 Mountain Avenue	1977	80,000	72.6	1,148	0.21	19.77

Total New Jersey Office		18,772,757	84.6	380,834	70.81	24.19

NEW YORK COUNTY, NEW YORK
New York
125 Broad Street	1970	524,476	100.0	15,676	2.91	29.89

ROCKLAND COUNTY, NEW YORK
Suffern
400 Rella Boulevard	1988	180,000	86.1	3,615	0.67	23.33
WESTCHESTER COUNTY, NEW YORK
Elmsford
100 Clearbrook Road (c)	1975	60,000	83.9	990	0.18	19.67
101 Executive Boulevard	1971	50,000	0.0	80	0.01	0.00
555 Taxter Road	1986	170,554	97.4	3,002	0.56	18.07
565 Taxter Road	1988	170,554	84.7	3,607	0.67	24.97
570 Taxter Road	1972	75,000	68.7	1,250	0.23	24.26
Hawthorne
1 Skyline Drive	1980	20,400	99.0	296	0.06	14.66
2 Skyline Drive	1987	30,000	100.0	543	0.10	18.10
7 Skyline Drive	1987	109,000	82.0	2,126	0.40	23.79
17 Skyline Drive (e)	1989	85,000	100.0	1,713	0.32	20.15
Tarrytown
200 White Plains Road	1982	89,000	65.0	1,508	0.28	26.07
220 White Plains Road	1984	89,000	76.1	1,813	0.34	26.77
White Plains
1 Barker Avenue	1975	68,000	96.7	1,722	0.32	26.19
3 Barker Avenue	1983	65,300	85.1	1,435	0.27	25.82
50 Main Street	1985	309,000	85.8	8,268	1.54	31.19
11 Martine Avenue	1987	180,000	77.7	4,411	0.82	31.54
1 Water Street	1979	45,700	68.3	865	0.16	27.71
Yonkers
1 Executive Boulevard	1982	112,000	100.0	3,037	0.56	27.12
3 Executive Boulevard	1987	58,000	100.0	1,688	0.31	29.10

Total New York Office		2,490,984	87.1	57,645	10.71	26.57

FAIRFIELD COUNTY, CONNECTICUT
Stamford
1266 East Main Street	1984	179,260	81.4	3,565	0.66	24.43

Total Connecticut Office		179,260	81.4	3,565	0.66	24.43

WASHINGTON, D.C.
1201 Connecticut Avenue, NW	1940	169,549	95.0	6,909	1.28	42.89
1400 L Street, NW	1987	159,000	100.0	5,802	1.08	36.49

Total District of Columbia Office		328,549	97.4	12,711	2.36	39.71

Mack-Cali Realty Corporation
Supplemental Operating and Financial Data for the Quarter Ended September 30, 2013

Property Listing Office Properties (continued)
Property Location	Year Built	Net Rentable Area (Sq. Ft.)	Percentage Leased as of 9/30/13 (%) (a)	2013 Base Rent ($000’s) (b) (c)	Percentage of Total 2013 Base Rent %	2013 Average Base Rent Per Sq. Ft. ($) (c) (d)

PRINCE GEORGE’S COUNTY, MARYLAND
Greenbelt
9200 Edmonston Road	1973	38,690	100.0	1,023	0.19	26.44
6301 Ivy Lane	1979	112,003	73.0	1,651	0.31	20.19
6303 Ivy Lane	1980	112,047	85.6	2,361	0.44	24.62
6305 Ivy Lane	1982	112,022	89.2	2,039	0.38	20.41
6404 Ivy Lane	1987	165,234	73.2	2,664	0.49	22.03
6406 Ivy Lane	1991	163,857	58.4	489	0.09	5.11
6411 Ivy Lane	1984	138,405	70.5	2,142	0.40	21.95
Lanham
4200 Parliament Place	1989	122,000	94.6	2,883	0.54	24.98

Total Maryland Office		964,258	77.4	15,252	2.84	20.45

TOTAL OFFICE PROPERTIES		22,735,808	84.8	470,007	87.38	24.57

Mack-Cali Realty Corporation
Supplemental Operating and Financial Data for the Quarter Ended September 30, 2013

Property Listing Office/Flex Properties
Property Location	Year Built	Net Rentable Area (Sq. Ft.)	Percentage Leased as of 9/30/13 (%) (a)	2013 Base Rent ($000’s) (b) (c)	Percentage of Total 2013 Base Rent %	2013 Average Base Rent Per Sq. Ft. ($) (c) (d)

BURLINGTON COUNTY, NEW JERSEY
Burlington
3 Terri Lane	1991	64,500	71.1	472	0.09	10.29
5 Terri Lane	1992	74,555	100.0	589	0.11	7.90
Moorestown
2 Commerce Drive	1986	49,000	69.2	215	0.04	6.34
101 Commerce Drive	1988	64,700	100.0	275	0.05	4.25
102 Commerce Drive	1987	38,400	100.0	245	0.05	6.38
201 Commerce Drive	1986	38,400	50.0	80	0.01	4.17
202 Commerce Drive	1988	51,200	100.0	208	0.04	4.06
1 Executive Drive	1989	20,570	90.8	170	0.03	9.10
2 Executive Drive	1988	60,800	71.4	216	0.04	4.98
101 Executive Drive	1990	29,355	99.7	300	0.06	10.25
102 Executive Drive	1990	64,000	100.0	474	0.09	7.41
225 Executive Drive	1990	50,600	79.1	241	0.04	6.02
97 Foster Road	1982	43,200	100.0	170	0.03	3.94
1507 Lancer Drive	1995	32,700	100.0	146	0.03	4.46
1245 North Church Street	1998	52,810	100.0	244	0.05	4.62
1247 North Church Street	1998	52,790	80.7	313	0.06	7.35
1256 North Church Street	1984	63,495	100.0	476	0.09	7.50
840 North Lenola Road	1995	38,300	100.0	380	0.07	9.92
844 North Lenola Road	1995	28,670	100.0	203	0.04	7.08
915 North Lenola Road	1998	52,488	100.0	292	0.05	5.56
2 Twosome Drive	2000	48,600	100.0	404	0.08	8.31
30 Twosome Drive	1997	39,675	75.8	279	0.05	9.28
31 Twosome Drive	1998	84,200	100.0	431	0.08	5.12
40 Twosome Drive	1996	40,265	100.0	265	0.05	6.58
41 Twosome Drive	1998	43,050	100.0	215	0.04	4.99
50 Twosome Drive	1997	34,075	56.0	143	0.03	7.49

GLOUCESTER COUNTY, NEW JERSEY
West Deptford
1451 Metropolitan Drive	1996	21,600	100.0	120	0.02	5.56

MERCER COUNTY, NEW JERSEY
Hamilton Township
100 Horizon Center Boulevard	1989	13,275	100.0	179	0.03	13.48
200 Horizon Drive	1991	45,770	100.0	695	0.13	15.18
300 Horizon Drive	1989	69,780	53.2	505	0.09	13.60
500 Horizon Drive	1990	41,205	93.8	576	0.11	14.90

MONMOUTH COUNTY, NEW JERSEY
Wall Township
1325 Campus Parkway	1988	35,000	100.0	620	0.11	17.71
1340 Campus Parkway	1992	72,502	100.0	1,021	0.19	14.08
1345 Campus Parkway	1995	76,300	100.0	1,072	0.20	14.05
1433 Highway 34	1985	69,020	80.7	468	0.09	8.40
1320 Wyckoff Avenue	1986	20,336	100.0	222	0.04	10.92
1324 Wyckoff Avenue	1987	21,168	90.4	137	0.03	7.16

PASSAIC COUNTY, NEW JERSEY
Totowa
1 Center Court	1999	38,961	100.0	595	0.11	15.27

Mack-Cali Realty Corporation
Supplemental Operating and Financial Data for the Quarter Ended September 30, 2013

Property Listing Office/Flex Properties (continued)
Property Location	Year Built	Net Rentable Area (Sq. Ft.)	Percentage Leased as of 9/30/13 (%) (a)	2013 Base Rent ($000’s) (b) (c)	Percentage of Total 2013 Base Rent %	2013 Average Base Rent Per Sq. Ft. ($) (c) (d)

2 Center Court	1998	30,600	62.8	229	0.04	11.92
11 Commerce Way	1989	47,025	88.9	479	0.09	11.46
20 Commerce Way	1992	42,540	46.7	240	0.04	12.08
29 Commerce Way	1990	48,930	77.9	97	0.02	2.54
40 Commerce Way	1987	50,576	86.3	556	0.10	12.74
45 Commerce Way	1992	51,207	100.0	519	0.10	10.14
60 Commerce Way	1988	50,333	89.1	523	0.10	11.66
80 Commerce Way	1996	22,500	88.6	255	0.05	12.79
100 Commerce Way	1996	24,600	88.0	279	0.05	12.89
120 Commerce Way	1994	9,024	100.0	99	0.02	10.97
140 Commerce Way	1994	26,881	99.5	294	0.05	10.99

Total New Jersey Office/Flex		2,189,531	89.2	17,226	3.21	8.82

WESTCHESTER COUNTY, NEW YORK
Elmsford
11 Clearbrook Road	1974	31,800	100.0	428	0.08	13.46
75 Clearbrook Road	1990	32,720	100.0	372	0.07	11.37
125 Clearbrook Road	2002	33,000	93.6	726	0.13	23.50
150 Clearbrook Road	1975	74,900	100.0	1,011	0.19	13.50
175 Clearbrook Road	1973	98,900	100.0	1,302	0.24	13.16
200 Clearbrook Road	1974	94,000	99.8	1,200	0.22	12.79
250 Clearbrook Road	1973	155,000	97.8	986	0.18	6.50
50 Executive Boulevard	1969	45,200	87.5	416	0.08	10.52
77 Executive Boulevard	1977	13,000	100.0	244	0.05	18.77
85 Executive Boulevard	1968	31,000	49.1	391	0.07	25.69
300 Executive Boulevard	1970	60,000	100.0	752	0.14	12.53
350 Executive Boulevard	1970	15,400	99.4	230	0.04	15.03
399 Executive Boulevard	1962	80,000	100.0	1,038	0.19	12.98
400 Executive Boulevard	1970	42,200	71.1	568	0.11	18.93
500 Executive Boulevard	1970	41,600	100.0	758	0.14	18.22
525 Executive Boulevard	1972	61,700	100.0	986	0.18	15.98
1 Westchester Plaza	1967	25,000	100.0	325	0.06	13.00
2 Westchester Plaza	1968	25,000	96.1	438	0.08	18.23
3 Westchester Plaza	1969	93,500	97.9	1,070	0.20	11.69
4 Westchester Plaza	1969	44,700	100.0	696	0.13	15.57
5 Westchester Plaza	1969	20,000	100.0	252	0.05	12.60
6 Westchester Plaza	1968	20,000	100.0	215	0.04	10.75
7 Westchester Plaza	1972	46,200	100.0	662	0.12	14.33
8 Westchester Plaza	1971	67,200	100.0	1,231	0.23	18.32
Hawthorne
200 Saw Mill River Road	1965	51,100	100.0	692	0.13	13.54
4 Skyline Drive	1987	80,600	93.0	1,464	0.27	19.53
5 Skyline Drive	1980	124,022	99.8	1,499	0.28	12.11
6 Skyline Drive	1980	44,155	72.8	576	0.11	17.92
8 Skyline Drive	1985	50,000	85.4	821	0.15	19.23
10 Skyline Drive	1985	20,000	100.0	392	0.07	19.60
11 Skyline Drive (e)	1989	45,000	100.0	967	0.18	21.49
12 Skyline Drive (e)	1999	46,850	71.7	523	0.10	15.57
15 Skyline Drive (e)	1989	55,000	18.7	196	0.04	19.06
Yonkers
100 Corporate Boulevard	1987	78,000	98.3	1,679	0.31	21.90

Mack-Cali Realty Corporation
Supplemental Operating and Financial Data for the Quarter Ended September 30, 2013

Property Listing Office/Flex (continued) and Industrial/Warehouse and Retail Properties
Property Location	Year Built	Net Rentable Area (Sq. Ft.)	Percentage Leased as of 9/30/13 (%) (a)	2013 Base Rent ($000’s) (b) (c)	Percentage of Total 2013 Base Rent %	2013 Average Base Rent Per Sq. Ft. ($) (c) (d)

200 Corporate Boulevard South	1990	84,000	100.0	1,706	0.32	20.31
4 Executive Plaza	1986	80,000	100.0	1,327	0.25	16.59
6 Executive Plaza	1987	80,000	100.0	1,612	0.30	20.15
1 Odell Plaza	1980	106,000	97.2	1,476	0.27	14.33
3 Odell Plaza	1984	71,065	100.0	1,596	0.30	22.46
5 Odell Plaza	1983	38,400	99.6	648	0.12	16.94
7 Odell Plaza	1984	42,600	100.0	642	0.12	15.07

Total New York Office/Flex		2,348,812	94.5	34,113	6.34	15.37

FAIRFIELD COUNTY, CONNECTICUT
Stamford
419 West Avenue	1986	88,000	100.0	1,576	0.29	17.91
500 West Avenue	1988	25,000	100.0	423	0.08	16.92
550 West Avenue	1990	54,000	100.0	969	0.18	17.94
600 West Avenue	1999	66,000	100.0	670	0.12	10.15
650 West Avenue	1998	40,000	100.0	686	0.13	17.15

Total Connecticut Office/Flex		273,000	100.0	4,324	0.80	15.84

TOTAL OFFICE/FLEX PROPERTIES		4,811,343	92.4	55,663	10.35	12.52

WESTCHESTER COUNTY, NEW YORK
Elmsford
1 Warehouse Lane (e)	1957	6,600	100.0	105	0.02	15.91
2 Warehouse Lane (e)	1957	10,900	100.0	159	0.03	14.59
3 Warehouse Lane (e)	1957	77,200	100.0	399	0.07	5.17
4 Warehouse Lane (e)	1957	195,500	74.7	1,658	0.31	11.35
5 Warehouse Lane (e)	1957	75,100	97.1	898	0.17	12.31
6 Warehouse Lane (e)	1982	22,100	100.0	546	0.10	24.71

Total Industrial/Warehouse Properties		387,400	86.7	3,765	0.70	11.21

HUDSON COUNTY, NEW JERSEY
Weehawken
500 Avenue at Port Imperial (f)	2013	16,736	52.2	--	--	--

Total New Jersey Retail		16,736	52.2	--	--	--

WESTCHESTER COUNTY, NEW YORK
Tarrytown
230 White Plains Road	1984	9,300	100.0	179	0.03	19.25
Yonkers
2 Executive Boulevard	1986	8,000	100.0	305	0.06	38.13

Total New York Retail Properties		17,300	100.0	484	0.09	27.98

Total Retail Properties		34,036	76.5	484	0.09	18.59

Mack-Cali Realty Corporation
Supplemental Operating and Financial Data for the Quarter Ended September 30, 2013

Property Listing Other Properties
Property Location	Year Built	Net Rentable Area (Sq. Ft.)	Percentage Leased as of 9/30/13 (%) (a)	2013 Base Rent ($000’s) (b) (c)	Percentage of Total 2013 Base Rent %	2013 Average Base Rent Per Sq. Ft. ($) (c) (d)

WESTCHESTER COUNTY, NEW YORK
Elmsford
700 Executive Boulevard	--	--	--	148	0.03	--
Yonkers
1 Enterprise Boulevard	--	--	--	185	0.03	--

Total New York Land Leases		--	--	333	0.06	--

PRINCE GEORGE’S COUNTY, MARYLAND
Greenbelt
Capital Office Park Parcel A	--	--	--	153	0.03	--

Total Maryland Land Leases		--	--	153	0.03	--

Total Land Leases		--	--	486	0.09	--

TOTAL COMMERCIAL PROPERTIES		27,968,587	86.1	530,405	98.61	22.17

MULTI-FAMILY PROPERTIES	Year Built	Number of units	Percentage Leased as of 9/30/13 (%) (a)	2013 Base Rent ($000’s) (b) (c)	Percentage of Total 2013 Base Rent %	2013 Average Base Rent Per Unit ($) (i)
SUFFOLK COUNTY, MASSACHUSETTS
Revere
Alterra at Overlook Ridge 1A (f) (g)	2004	310	98.1	3,849	0.72	1,504
Alterra at Overlook Ridge 1B (f) (h)	2008	412	98.1	3,597	0.67	1,505

Total Multi-Family Properties		722	98.1	7,446	1.39	1,504

TOTAL PROPERTIES				537,851	100.00
  Footnotes to Property List (dollars in thousands, except per square foot amounts):

(a)
Percentage leased includes all leases in effect as of the period end date, some of which have commencement dates in the future and leases expiring September 30, 2013 aggregating 62,054 square feet (representing 0.2 percent of the Company’s total net rentable square footage) for which no new leases were signed.

(b)
Total base rent for 2013, determined in accordance with generally accepted accounting principles (“GAAP”). Substantially all of the leases provide for annual base rents plus recoveries and escalation charges based upon the tenant’s proportionate share of and/or increases in real estate taxes and certain operating costs, as defined, and the pass through of charges for electrical usage. For the year ended September 30, 2013, total escalations and recoveries from tenants were: $62,895, or $3.10 per leased square foot, for office properties; $7,728, or $1.74 per leased square foot, for office/flex properties; and $1,487, or $4.95 per leased square foot, for other properties.

(c)	Excludes space leased by the Company.
(d)	Base rent for 2013 divided by net rentable square feet leased at September 30, 2013.
(e)	This property is located on land leased by the Company.
(f)
As this property was acquired, commenced initial operations or initially consolidated by the Company during the 12 months ended September 30, 2013, the amounts represented in 2013 base rent reflect only that portion of the year during which the Company owned or consolidated the property.  Accordingly, these amounts may not be indicative of the property’s full year results.  For comparison purposes, the amounts represented in 2013 average base rent per sq. ft. and per unit for this property have been calculated by taking 2013 base rent for such property and annualizing these partial-year results, dividing such annualized amounts by the net rentable square feet leased or occupied units at September 30, 2013. These annualized per square foot and per unit amounts may not be indicative of the property’s results had the Company owned or consolidated the property for the entirety of the 12 months ended September 30, 2013.

(g)	Acquired on January 18, 2013. Amounts reflect period of ownership.
(h)	Acquired on April 4, 2013. Amounts reflect period of ownership.
(i)	Annualized base rent for 2013 divided by units occupied at September 30, 2013, divided by 12.

Mack-Cali Realty Corporation
Supplemental Operating and Financial Data for the Quarter Ended September 30, 2013

Significant Tenants

The following table sets forth a schedule of the Company’s 50 largest tenants for the Consolidated Commercial Properties as of September 30, 2013, based upon annualized base rental revenue:

	Number of Properties	Annualized Base Rental Revenue ($) (a)	Percentage of Company Annualized Commercial Base Rental Revenue (%)	Square Feet Leased	Percentage of Total Company Commercial Leased Sq. Ft. (%)	Year of Lease Expiration
DB Services New Jersey, Inc.	2	12,111,630	2.3	402,068	1.7	2017
National Union Fire Insurance Company of Pittsburgh, PA	3	11,203,562	2.0	398,141	1.6	(b)
Wyndham Worldwide Operations	2	11,199,134	2.0	452,915	1.9	2029
Bank Of Tokyo-Mitsubishi FUJI, Ltd.	1	10,540,716	1.9	282,606	1.2	(c)
New Cingular Wireless PCS, LLC	4	9,988,111	1.8	433,296	1.8	(d)
Morgan Stanley & Co., Inc.	1	9,185,100	1.7	306,170	1.3	2013
Forest Research Institute, Inc.	1	9,070,892	1.6	215,659	0.9	2017
United States of America-GSA	11	8,756,966	1.6	285,343	1.2	(e)
Prentice-Hall, Inc.	1	8,643,699	1.6	474,801	2.0	2014
ICAP Securities USA, LLC	1	6,904,128	1.2	159,834	0.7	2017
Montefiore Medical Center	6	6,453,543	1.2	284,394	1.2	(f)
TD Ameritrade Online Holdings	1	6,229,711	1.1	188,776	0.8	2020
Daiichi Sankyo, Inc.	1	6,033,690	1.1	171,900	0.7	2022
Merrill Lynch Pierce Fenner	1	5,883,780	1.1	294,189	1.3	2017
AECOM Technology Corporation	2	5,258,602	0.9	162,346	0.7	(g)
HQ Global Workplaces, LLC	17	4,923,755	0.9	276,721	1.2	(h)
Vonage America, Inc.	1	4,340,000	0.8	350,000	1.5	2017
CohnReznick, LLP	2	4,333,954	0.8	155,056	0.7	(i)
AT&T Corp.	1	4,137,500	0.7	275,000	1.2	(j)
Allstate Insurance Company	7	3,694,272	0.7	160,312	0.7	(k)
Arch Insurance Company	1	3,685,118	0.7	106,815	0.5	2024
Morgan Stanley Smith Barney	3	3,380,291	0.6	110,039	0.5	(l)
SunAmerica Asset Management	1	3,167,756	0.6	69,621	0.3	2018
Alpharma, LLC	1	3,098,092	0.6	112,235	0.5	2018
E*Trade Financial Corporation	1	2,930,757	0.5	106,573	0.5	2022
Plymouth Rock Management Company of New Jersey	2	2,903,694	0.5	116,889	0.5	2020
Natixis North America, Inc.	1	2,823,569	0.5	89,907	0.4	2021
Tullett Prebon Holdings Corp.	1	2,809,850	0.5	100,759	0.4	2023
Continental Casualty Company	2	2,784,736	0.5	100,712	0.4	(m)
AAA Mid-Atlantic, Inc.	2	2,765,642	0.5	129,784	0.6	(n)
KPMG, LLP	2	2,736,214	0.5	121,490	0.5	(o)
Tradeweb Markets, LLC	1	2,711,760	0.5	64,976	0.3	2017
New Jersey Turnpike Authority	1	2,605,798	0.5	100,223	0.4	2017
Connell Foley, LLP	2	2,572,383	0.5	97,822	0.4	2015
Lowenstein Sandler LLP	1	2,516,264	0.5	98,677	0.4	2017
Savvis Communications Corporation	1	2,430,116	0.4	71,474	0.3	2015
Virgin Mobile USA, LP	1	2,427,776	0.4	93,376	0.4	2016
ASRC Aerospace Corporation	1	2,409,256	0.4	81,108	0.3	2014
Credit Suisse (USA), Inc.	1	2,395,619	0.4	71,511	0.3	2013
UBS Financial Services, Inc.	3	2,391,327	0.4	82,413	0.4	(p)
Sony Music Entertainment	1	2,359,986	0.4	97,653	0.4	2014
T-Mobile USA, Inc.	1	2,339,254	0.4	105,135	0.4	2017
Qualcare Alliance Networks, Inc.	2	2,316,191	0.4	118,779	0.5	2021
Tower Insurance Company of New York	1	2,306,760	0.4	76,892	0.3	2023
The Louis Berger Group, Inc.	3	2,268,188	0.4	115,758	0.5	(q)
Movado Group, Inc.	1	2,261,498	0.4	98,326	0.4	2018
Norris, McLaughlin & Marcus, PA	1	2,259,738	0.4	86,913	0.4	2017
Bunge Management Services, Inc.	1	2,221,151	0.4	66,303	0.3	2020
Rothstein, Kass & Company, P.C.	1	2,216,300	0.4	88,652	0.4	2017
Barr Laboratories, Inc.	1	2,209,107	0.4	89,510	0.4	2015

Totals		227,196,936	41.0	8,599,852	36.6

See footnotes on subsequent page.

Mack-Cali Realty Corporation
Supplemental Operating and Financial Data for the Quarter Ended September 30, 2013

Significant Tenants

(Continued)

(a)
Annualized base rental revenue is based on actual September 2013 billings times 12. For leases whose rent commences after October 1, 2013, annualized base rental revenue is based on the first full month’s billing times 12. As annualized base rental revenue is not derived from historical GAAP results, historical results may differ from those set forth above.

(b)	281,023 square feet expire in 2018; 117,118 square feet expire in 2019.
(c)	20,649 square feet expire in 2018; 24,607 square feet expire in 2019; 237,350 square feet expire in 2029.
(d)	120,397 square feet expire in 2013; 100,151 square feet expire in 2014; 212,748 square feet expire in 2018.
(e)
45,736 square feet expire in 2013; 1,729 square feet expire in 2014; 180,729 square feet expire in 2015; 15,851 square feet expire in 2016; 21,596 square feet expire in 2022; 19,702 square feet expire in 2023.

(f)
21,110 square feet expire in 2014; 13,512 square feet expire in 2015; 7,200 square feet expire in 2016; 30,872 square feet expire in 2017; 36,385 square feet expire in 2018; 133,763 square feet expire in 2019; 8,600 square feet expire in 2020; 14,842 square feet expire in 2021; 9,610 square feet expire in 2022; 8,500 square feet expire in 2023.

(g)	70,932 square feet expire in 2023; 91,414 square feet expire in 2029.
(h)
22,279 square feet expire in 2015; 12,407 square feet expire in 2017; 19,190 square feet expire in 2018; 41,549 square feet expire in 2019; 21,008 square feet expire in 2020; 14,724 square feet expire in 2021; 36,158 square feet expire in 2023; 109,406 square feet expire in 2024.

(i)	1,021 square feet expire in 2014; 154,035 square feet expire in 2020.
(j)	115,000 square feet expire in 2016; 160,000 square feet expire in 2019.
(k)	4,456 square feet expire in 2014; 5,348 square feet expire in 2015; 4,014 square feet expire in 2016; 75,740 square feet expire in 2017; 70,754 square feet expire in 2018.
(l)	26,834 square feet expire in 2014; 29,654 square feet expire in 2015; 27,289 square feet expire in 2016; 26,262 square feet expire in 2018.
(m)	19,416 square feet expire in 2016; 81,296 square feet expire in 2031.
(n)	9,784 square feet expire in 2017; 120,000 square feet expire in 2022.
(o)	10,877 square feet expire in 2013; 53,409 square feet expire in 2019; 57,204 square feet expire in 2020.
(p)	42,360 square feet expire in 2016; 13,340 square feet expire in 2022; 26,713 square feet expire in 2024.
(q)	7,426 square feet expire in 2017; 108,332 square feet expire in 2026.

Mack-Cali Realty Corporation
Supplemental Operating and Financial Data for the Quarter Ended September 30, 2013

Schedule of Lease Expirations

All Consolidated Commercial Properties

The following table sets forth a schedule of lease expirations for the total of the Company’s office, office/flex, industrial/warehouse and stand-alone retail properties included in the Consolidated Commercial Properties beginning October 1, 2013, assuming that none of the tenants exercise renewal or termination options (with a breakdown by market for 2013 through 2015 only):

Year Of Expiration/ Market	Number Of Leases Expiring (a)	Net Rentable Area Subject To Expiring Leases (Sq. Ft.)	Percentage Of Total Leased Square Feet Represented By Expiring Leases (%)	Annualized Base Rental Revenue Under Expiring Leases ($) (b)	Average Annualized Base Rent Per Net Rentable Square Foot Represented By Expiring Leases ($)	Percentage Of Annual Base Rent Under Expiring Leases (%)

2013 (c)
Northern NJ	18	100,050	0.3	2,459,233	24.58	0.5
Central NJ	10	75,145	0.3	1,836,449	24.44	0.3
Westchester Co., NY	23	62,386	0.3	1,153,472	18.49	0.2
Manhattan	-	-	-	-	-	-
Sub. Philadelphia	2	20,310	0.1	243,720	12.00
Fairfield, CT	4	64,014	0.3	1,020,450	15.94	0.2
Washington, DC/MD	3	20,078	0.1	649,463	32.35	0.1
Rockland Co., NY	1	2,679	(e)	61,617	23.00	(e)
TOTAL – 2013	61	344,662	1.4	7,424,404	21.54	1.3

2014
Northern NJ	129	1,528,423	6.5	39,581,236	25.90	7.2
Central NJ	64	315,834	1.3	6,640,971	21.03	1.2
Westchester Co., NY	92	397,272	1.7	8,886,707	22.37	1.6
Manhattan	-	-	-	-	-	-
Sub. Philadelphia	14	133,600	0.6	962,824	7.21	0.2
Fairfield, CT	7	26,420	0.1	591,511	22.39	0.1
Washington, DC/MD	30	206,500	0.9	5,649,368	27.36	1.0
Rockland Co., NY	4	7,616	(e)	187,486	24.62	(e)
TOTAL – 2014	340	2,615,665	11.1	62,500,103	23.89	11.3

2015
Northern NJ	101	1,338,308	5.7	30,075,798	22.47	5.5
Central NJ	60	475,733	2.0	11,292,626	23.74	2.0
Westchester Co., NY	75	399,886	1.7	8,474,568	21.19	1.5
Manhattan	-	-	-	-	-	-
Sub. Philadelphia	27	253,913	1.1	1,844,799	7.27	0.3
Fairfield, CT	9	101,473	0.4	2,512,822	24.76	0.5
Washington, DC/MD	34	297,547	1.3	9,401,619	31.60	1.7
Rockland Co., NY	2	32,311	0.1	775,464	24.00	0.1
TOTAL – 2015	308	2,899,171	12.3	64,377,696	22.21	11.6

Schedule continued, with footnotes, on subsequent page.

Mack-Cali Realty Corporation
Supplemental Operating and Financial Data for the Quarter Ended September 30, 2013

Schedule of Lease Expirations

All Consolidated Commercial Properties (continued)

Year Of Expiration	Number Of Leases Expiring (a)	Net Rentable Area Subject To Expiring Leases (Sq. Ft.)	Percentage Of Total Leased Square Feet Represented By Expiring Leases (%)		Annualized Base Rental Revenue Under Expiring Leases ($) (b)	Average Annualized Base Rent Per Net Rentable Square Foot Represented By Expiring Leases ($)	Percentage Of Annual Base Rent Under Expiring Leases (%)

2016	295	2,358,572	10.1		53,251,149	22.58	9.6

2017	246	3,501,121	14.9		83,193,225	23.76	15.0

2018	259	2,619,652	11.2		60,912,112	23.25	11.0

2019	153	1,873,704	8.0		40,163,503	21.44	7.3

2020	105	1,552,141	6.6		32,079,171	20.67	5.8

2021	80	1,246,659	5.3		32,506,301	26.07	5.9

2022	57	981,743	4.2		24,832,024	25.29	4.5

2023	39	1,059,601	4.5		26,559,980	25.07	4.8

2024 and thereafter	73	2,438,951	10.4		65,997,198	27.06	11.9
Totals/
Weighted Average	2,016	23,491,642	(c) (e)	100.0	553,796,866	23.57	100.0

(a)
Includes office, office/flex, industrial/warehouse and stand-alone retail property tenants only. Excludes leases for amenity, retail, parking and month-to-month tenants.  Some tenants have multiple leases.

(b)
Annualized base rental revenue is based on actual September 2013 billings times 12. For leases whose rent commences after October 1, 2013 annualized base rental revenue is based on the first full month’s billing times 12. As annualized base rental revenue is not derived from historical GAAP results, historical results may differ from those set forth above.

(c)	Includes leases expiring September 30, 2013 aggregating 62,054 square feet and representing annualized rent of $1,399,427 for which no new leases were signed.
(d)	Represents 0.05% or less.
(e)	Reconciliation to Company’s total net rentable square footage is as follows:

Square Feet
Square footage leased to commercial tenants	23,491,642
Square footage used for corporate offices, management offices, building use, retail tenants, food services, other ancillary
service tenants and occupancy adjustments	575,396
Square footage unleased	3,884,813
Total net rentable square footage (does not include land leases)	27,951,851

Mack-Cali Realty Corporation
Supplemental Operating and Financial Data for the Quarter Ended September 30, 2013

Schedule of Lease Expirations

Office Properties

The following table sets forth a schedule of lease expirations for the office properties beginning October 1, 2013, assuming that none of the tenants exercise renewal or termination options (with a breakdown by market for 2013 through 2015 only):

Year Of Expiration/ Market	Number Of Leases Expiring (a)	Net Rentable Area Subject To Expiring Leases (Sq. Ft.)	Percentage Of Total Leased Square Feet Represented By Expiring Leases (%)	Annualized Base Rental Revenue Under Expiring Leases ($) (b)	Average Annualized Base Rent Per Net Rentable Square Foot Represented By Expiring Leases ($)	Percentage Of Annual Base Rent Under Expiring Leases (%)

2013 (c)
Northern NJ	15	89,244	0.5	2,334,129	26.15	0.4
Central NJ	10	75,145	0.4	1,836,449	24.44	0.4
Westchester Co., NY	14	16,713	0.1	417,183	24.96	0.1
Manhattan	-	-	-	-	-	-
Fairfield Co., CT	-	-	-	-	-	-
Washington, DC/MD	3	20,078	0.1	649,463	32.35	0.1
Rockland Co., NY	1	2,679	(d)	61,617	23.00	(d)
TOTAL – 2013	43	203,859	1.1	5,298,841	25.99	1.0

2014
Northern NJ	121	1,436,972	7.7	38,366,537	26.70	7.8
Central NJ	55	229,845	1.2	5,505,721	23.95	1.1
Westchester Co., NY	58	176,815	0.9	5,058,104	28.61	1.0
Manhattan	-	-	-	-	-	-
Fairfield Co., CT	5	18,995	0.1	465,582	24.51	0.1
Washington, DC/MD	30	206,500	1.1	5,649,368	27.36	1.2
Rockland Co., NY	4	7,616	0.1	187,486	24.62	0.1
TOTAL – 2014	273	2,076,743	11.1	55,232,798	26.60	11.3

2015
Northern NJ	95	1,286,503	6.8	29,492,523	22.92	6.0
Central NJ	54	431,842	2.3	10,703,957	24.79	2.2
Westchester Co., NY	44	198,413	1.1	5,148,394	25.95	1.1
Manhattan	-	-	-	-	-	-
Fairfield Co., CT	7	52,996	0.3	1,531,733	28.90	0.3
Washington, DC/MD	34	297,547	1.6	9,401,619	31.60	1.9
Rockland Co., NY	2	32,311	0.2	775,464	24.00	0.1
TOTAL – 2015	236	2,299,612	12.3	57,053,690	24.81	11.6

2016	223	1,655,236	8.8	43,801,725	26.46	8.9

2017	187	3,014,642	16.1	76,964,071	25.53	15.7

2018	182	1,841,443	9.8	51,337,202	27.88	10.5

2019	112	1,238,746	6.6	31,465,330	25.40	6.4

2020	86	1,254,213	6.7	28,424,927	22.66	5.8

2021	69	1,134,187	6.1	30,922,780	27.26	6.3

2022	52	919,201	4.9	23,987,563	26.10	4.9

2023	30	856,473	4.6	23,898,345	27.90	4.9

2024 and thereafter	56	2,224,347	11.9	62,419,257	28.06	12.7
Totals/Weighted Average	1,549	18,718,702 (c)	100.0	490,806,529	26.22	100.0
(a)	Includes office tenants only. Excludes leases for amenity, retail, parking and month-to-month tenants. Some tenants have multiple leases.
(b)
Annualized base rental revenue is based on actual September 2013 billings times 12. For leases whose rent commences after October 1, 2013 annualized base rental revenue is based on the first full month’s billing times 12. As annualized base rental revenue is not derived from historical GAAP results, historical results may differ from those set forth above.

(c)	Includes leases expiring September 30, 2013 aggregating 48,676 square feet and representing annualized rent of $1,204,958 for which no new leases were signed.
(d)	Represents 0.05% or less.

Mack-Cali Realty Corporation
Supplemental Operating and Financial Data for the Quarter Ended September 30, 2013

Schedule of Lease Expirations

Office/Flex Properties

The following table sets forth a schedule of lease expirations for the office/flex properties beginning October 1, 2013, assuming that none of the tenants exercise renewal or termination options (with a breakdown by market for 2013 through 2015 only):

Year Of Expiration/ Market	Number Of Leases Expiring (a)	Net Rentable Area Subject To Expiring Leases (Sq. Ft.)	Percentage Of Total Leased Square Feet Represented By Expiring Leases (%)	Annualized Base Rental Revenue Under Expiring Leases ($) (b)	Average Annualized Base Rent Per Net Rentable Square Foot Represented By Expiring Leases ($)	Percentage Of Annual Base Rent Under Expiring Leases (%)

2013 (c)
Northern NJ	3	10,806	0.2	125,104	11.58	0.2
Central NJ	-	-	-	-	-	-
Westchester Co., NY	9	45,673	1.0	736,289	16.12	1.3
Sub. Philadelphia	2	20,310	0.5	243,720	12.00	0.4
Fairfield Co., CT	4	64,014	1.5	1,020,450	15.94	1.8
TOTAL – 2013	18	140,803	3.2	2,125,563	15.10	3.7

2014
Northern NJ	8	91,451	2.1	1,214,699	13.28	2.2
Central NJ	9	85,989	2.0	1,135,250	13.20	1.9
Westchester Co., NY	30	195,117	4.4	3,411,848	17.49	5.8
Sub. Philadelphia	14	133,600	3.0	962,824	7.21	1.6
Fairfield Co., CT	2	7,425	0.1	125,929	16.96	0.2
TOTAL – 2014	63	513,582	11.6	6,850,550	13.34	11.7

2015
Northern NJ	6	51,805	1.2	583,275	11.26	1.0
Central NJ	6	43,891	1.0	588,669	13.41	1.0
Westchester Co., NY	30	173,473	3.9	2,976,174	17.16	5.1
Sub. Philadelphia	27	253,913	5.7	1,844,799	7.27	3.1
Fairfield Co., CT	2	48,477	1.1	981,089	20.24	1.7
TOTAL – 2015	71	571,559	12.9	6,974,006	12.20	11.9

2016	68	672,348	15.2	9,102,630	13.54	15.5

2017	59	486,479	11.0	6,229,154	12.80	10.6

2018	74	684,726	15.5	8,978,937	13.11	15.3

2019	38	590,513	13.4	7,905,772	13.39	13.5

2020	18	250,696	5.7	2,979,771	11.89	5.1

2021	11	112,472	2.5	1,583,521	14.08	2.7

2022	5	62,542	1.4	844,461	13.50	1.4

2023	7	127,407	2.9	1,783,271	14.00	3.0

2024 and thereafter	16	206,604	4.7	3,305,941	16.00	5.6
Totals/Weighted
Average	448	4,419,731	(c) 100.0	58,663,577	13.27	100.0

(a)	Includes office/flex tenants only. Excludes leases for amenity, retail, parking and month-to-month tenants. Some tenants have multiple leases.
(b)
Annualized base rental revenue is based on actual September 2013 billings times 12. For leases whose rent commences after October 1, 2013, annualized base rental revenue is based on the first full month’s billing times 12. As annualized base rental revenue is not derived from historical GAAP results, historical results may differ from those set forth above. Includes office/flex tenants only.  Excludes leases for amenity, retail, parking and month-to-month tenants.  Some tenants have multiple leases.

(c)	Includes leases expiring September 30, 2013 aggregating 13,378 square feet and representing annualized rent of $194,469 for which no new leases were signed.

Mack-Cali Realty Corporation
Supplemental Operating and Financial Data for the Quarter Ended September 30, 2013

Schedule of Lease Expirations

Industrial/Warehouse Properties

The following table sets forth a schedule of lease expirations for the industrial/warehouse properties beginning October 1, 2013, assuming that none of the tenants exercise renewal or termination options. All industrial/warehouse properties are located in the Westchester County, NY market:

Year Of Expiration	Number Of Leases Expiring (a)	Net Rentable Area Subject To Expiring Leases (Sq. Ft.)	Percentage Of Total Leased Square Feet Represented By Expiring Leases (%)	Annualized Base Rental Revenue Under Expiring Leases ($) (b)	Average Annualized Base Rent Per Net Rentable Square Foot Represented By Expiring Leases ($)	Percentage Of Annual Base Rent Under Expiring Leases (%)

2014	3	16,040	4.9	241,755	15.07	6.3

2015	1	28,000	8.3	350,000	12.50	9.0

2016	4	30,988	9.2	346,794	11.19	8.9

2018	3	93,483	27.8	595,973	6.38	15.4

2019	3	44,445	13.2	792,401	17.83	20.4

2020	1	47,232	14.1	674,473	14.28	17.4

2023	2	75,721	22.5	878,364	11.60	22.6
Totals/Weighted
Average	17	335,909	100.0	3,879,760	11.55	100.0

(a)	Includes industrial/warehouse tenants only. Excludes leases for amenity, retail, parking and month-to-month industrial/warehouse tenants. Some tenants have multiple leases.
(b)
Annualized base rental revenue is based on actual September 2013 billings times 12. For leases whose rent commences after October 1, 2013, annualized base rental revenue is based on the first full month’s billing times 12. As annualized base rental revenue is not derived from historical GAAP results, the historical results may differ from those set forth above.

Stand-Alone Retail Properties

The following table sets forth a schedule of lease expirations for the stand-alone retail properties beginning October 1, 2013, assuming that none of the tenants exercise renewal or termination options. All stand-alone retail properties are located in the Westchester County, NY market:

Year Of Expiration	Number Of Leases Expiring (a)	Net Rentable Area Subject To Expiring Leases (Sq. Ft.)	Percentage Of Total Leased Square Feet Represented By Expiring Leases (%)	Annualized Base Rental Revenue Under Expiring Leases ($) (b)	Average Annualized Base Rent Per Net Rentable Square Foot Represented By Expiring Leases ($)	Percentage Of Annual Base Rent Under Expiring Leases (%)

2014	1	9,300	53.8	175,000	18.82	39.2

2024 and thereafter	1	8,000	46.2	272,000	34.00	60.8
Totals/Weighted
Average	2	17,300	100.0	447,000	25.84	100.0

(a)	Includes stand-alone retail property tenants only.
(b)
Annualized base rental revenue is based on actual September 2013 billings times 12. For leases whose rent commences after October 1, 2013 annualized base rental revenue is based on the first full month’s billing times 12. As annualized base rental revenue is not derived from historical GAAP results, historical results may differ from those set forth above.

Mack-Cali Realty Corporation
Supplemental Operating and Financial Data for the Quarter Ended September 30, 2013